The Masters' Select Funds

Annual Report


[GRAPHIC]


Masters' Select Equity Fund
Masters' Select International Fund

December 31, 1999

                        LITMAN/GREGORY FUND ADVISORS, LLC
                       ---------------------------------
                              masterselectfunds.com

The Masters' Select Concept

 ............

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded managers and also serve as core equity fund holdings for almost any long-term investor seeking domestic or international stock market exposure. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors.

1. First, only investment managers we believe to have exceptional long-term performance in their respective specialties were chosen to manage each fund's portfolio.

 ............

2. Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform over a market cycle.

 ............

3. Third, even though each manager's portfolio is focused, the overall funds are well diversified by style, industry and number of stocks. Given the diversification across styles, we don't expect the funds to top the charts in any single period. We are shooting for superior performance over a full market cycle, counting on the funds' structure and the managers' talent to get us there.

The Masters' Select Funds                        Annual Report December 31, 1999
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Contents

Portfolio Fit..............................................................   2

Letter to Shareholders.....................................................   3

Masters' Select Equity Fund Review.........................................  13

Interview: Foster Freiss...................................................  16

Equity Fund Stock Highlights...............................................  20

Equity Fund Portfolio Summary..............................................  24

Masters' Select International Fund Review..................................  27

Interview: Ted Tyson.......................................................  30

International Fund Stock Highlights........................................  32

International Fund Portfolio Summary.......................................  35

Report of Independent Accountants..........................................  38

Statements of Assets and Liabilities.......................................  39

Statements of Operations...................................................  40

Statements of Changes in Net Assets........................................  41

Financial Highlights.......................................................  43

Notes to Financial Statements..............................................  44

Change in Independent Accountants..........................................  47

                                                               Service Directory

                                                                Fund Information
                                  To request a prospectus, financial report, IRA
                                application or information, call 1-800-656-8864,
                                              24 hours a day, seven days a week.

                                                                Advisor Services
                                  Registered Investment Advisors, broker/dealers
                                            and financial professionals may call
                                            1-925-253-5213 for advisor services.

                                                  Existing Shareholder Inquiries
                                     To request action on your existing account,
                             contact the transfer agent, NFDS, at 1-800-960-0188
                                       from 9:00 a.m. to 6:00 p.m. eastern time,
                                                          Monday through Friday.

                                                         Mail correspondence to:
                                                           Masters' Select Funds
                                                                        c/o NFDS
                                                                 P.O. Box 219922
                                                      Kansas City, MO 64121-9922

                                                              Overnight address:
                                                           Masters' Select Funds
                                                                        c/o NFDS
                                                               330 W. 9th Street
                                                           Kansas City, MO 64105
                                                                  1-800-960-0188

                                                   24-Hour Automated Information
                                                                  1-800-960-0188

                                For automated reporting of daily prices, account
                         balances and transaction activity, call 1-800-960-0188,
                             24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

                                                Published Daily Price Quotations
                                 Daily net asset value per share of each Fund is
                              reported in mutual fund quotations tables of major
                                    newspapers in alphabetical order as follows:

                                                                  Transfer Agent
                     Abbreviation      Symbol         Cusip         Fund Number
                     ------------      ------         -----         -----------
                     MstrSeltEq.       MSEFX        576417109           305

                     MstrSeltInt       MSILX        576417208           306


                                                                        Website:
                                                          mastersselectfunds.com

The Masters' Select Funds                        Annual Report December 31, 1999
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Portfolio Fit

 ............

As with all equity funds, Masters' Select Equity and Masters' Select International are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context we created the funds to be used as core equity and core international fund holdings. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to that of their overall benchmarks. At the same time, we wanted enough exposure to small-caps and growth stocks to attempt to deliver good performance in a bull market. In the end the focus on the highest-conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal core equity and core international fund holdings.

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Dear Fellow Shareholders:

 ............

Nineteen ninety-nine was an outstanding year for the Masters' Select Funds. Both funds outperformed all their benchmarks in convincing fashion, with Masters' Select International delivering a huge 75% return. In addition, Morningstar, the respected mutual fund tracker, named Masters' Select Equity as one of it's "Twelve Funds for the New Millennium,"* and for the second year in a row, Money magazine included the fund in its "Money 100" list of "The World's Best Mutual Funds."** Now, as Masters' Select Equity has completed its third year and Masters' Select International has completed its second, we'd like to reflect on the Masters concept and address questions that have arisen along the way. We do so in the Q&A format that follows.

IT HAS BEEN THREE YEARS SINCE THE FIRST MASTERS' FUND WAS LAUNCHED. IS THE CONCEPT WORKING?

To evaluate the success of the Masters' Select concept we believe that there are two factors to assess.

First, is there evidence that the concentrated approach has added value? We've stated our belief that, in the right hands, concentration will result in higher returns over a market cycle than a more diversified approach. To evaluate whether concentration is working we compare the performance of the Masters' managers to that of their own funds. The numbers, summarized below, strongly demonstrate that our approach of allowing our managers to invest only in their highest-conviction ideas has added considerable value so far.

Across the two funds, nine of the twelve managers have outperformed their own funds (this included Bruce Bee and Jean-Marie Eveillard, who are no longer subadvisors. Ted Tyson is not included because he does not manage a mutual fund).

The Masters' Select Concept: The Value of Concentration
Cumulative Performance Since Inception

MASTERS' SELECT EQUITY FUND

Performance of Masters' Select Equity                                     87.58%
Performance of Masters' Select Equity managers "own funds"                69.59%

MASTERS' SELECT INTERNATIONAL FUND

Performance of Masters' Select International managers                    101.67%
Performance of Masters' Select International managers "own funds"         89.31%

1 Inception dates are 12/31/96 and 12/1/97 respectively for Masters' Select Equity and International Funds.

2 Manager's own fund performance equals the total return earned by the unaffiliated no-load funds managed by the managers multiplied by the target percentage of Masters' assets allocated to each manager. There may be differences among these funds with respect to charges, expenses and investment policies that affect performance. For the International Fund, we include returns for the Fund and the managers' funds only for time periods during which they managed their Masters' Select portfolio and a seperate, publicly traded mutual fund.

--------------------------------------------------------------------------------

* Funds included in the "Twelve Funds for the New Millennium," published by Morningstar, were determined based on criteria established by Morningstar, including manager experience, articulation of strategy, fund expenses and commitment to shareholders.

** The "Money 100" list of outstanding mutual funds was determined by a team of editors/writers at Money magazine based on criteria developed at Money, including but not limited to consistency of return, stability of management and reasonableness of fund expenses.

The Masters' Select Funds                        Annual Report December 31, 1999
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The second factor that we evaluate in assessing the success of the Masters'
Select concept is how the managers have done relative to appropriate benchmarks. We believe it is important to measure managers relative to specific benchmarks because our funds represent a mix of styles. In our opinion, the mix of styles makes it inappropriate to compare the fund against any single style group.

With respect to Masters' Select Equity, we group managers in several ways. In our large-cap manager group we include Mason Hawkins, Robert Sanborn (for the 14 months he has been part of the fund), Sig Segalas and Shelby Davis. These managers have generated a cumulative total return of 106.8% versus 107.7% for the S&P 500 Index since inception. At first blush this return seems mildly disappointing in that the managers did not outperform the S&P 500. Our managers have faced a bit of a headwind, however, because, as a group, they are less large-cap oriented and less growth-oriented than the S&P 500.Two of the four are value managers (Hawkins and Sanborn), one is a blend manager (Davis) and only one is a pure growth manager (Segalas). During this period large growth stocks have decisively outreturned large value stocks (more on this later). If we compare performance of our managers with a large-cap index that is style weighted in the same proportion as our managers, our managers stack up very well. This style-weighted index returned 101.8% over the three-year life of the fund versus 106.8% for our managers. (The style weighting is as follows: since Sanborn was added, 50% to large-cap value stocks, 25% to large-cap growth stocks and 25% to the S&P 500; prior to Sanborn's addition, 100% S&P 500, as Segalas, Davis and Hawkins collectively represented a style neutral mix. The style indexes we use are the S&P/Barra Growth and Value indexes.)

Our small-cap manager group has outperformed the Russell 2000 Index by a wide margin, generating a cumulative total return since inception of 121.6% vs. 44.6% for the index. If we use style-weighted benchmarks, (the Russell 2000 Growth to track Friess and the Russell 2000 to track Weiss), the benchmark return is 54%, still far behind our managers' returns.

Finally, our international managers, as a group, have outperformed their benchmarks by a wide margin. Until recently, we tracked Bruce Bee separately against a small-cap international index and the other four managers against the MSCI EAFE Index. With Ted Tyson replacing Bee after Bee passed away last summer, we now are moving to a single index comparison (see the Masters' International section for a detailed explanation). To keep things simple we show the cumulative total performance since inception of our managers versus the MSCI EAFE Index (which performed better than the blended index). Over this period the index is up 53.7% versus 93.2% for Masters' Select International.

In sum, we are quite encouraged by how the Masters' Select concept is playing out. Concentration seems to be working well, with our managers' Masters' performance collectively ahead of their own funds by a substantial margin. And relative to passive index benchmarks, our international and small-cap managers have outperformed by a wide margin. And if we account for style bias our

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large-cap managers have also outperformed. During a time when the difficulty of beating passive benchmarks has been widely publicized, we believe that this performance is reason to be encouraged about the long-term potential for the Masters' Select funds.

WHAT ABOUT THE OVERALL PERFORMANCE RECORD AGAINST THE FUNDS' BENCHMARKS?

                                                     Rates of Return
                                         ---------------------------------------
                                                      Annualized Since Inception
                                          1999                (12/1/97)
                                          ----                ---------
Masters' Select International            75.01%                 37.21%
MSCI EAFE Index                          26.96%                 22.90%
Lipper International Fund Index          37.83%                 23.98%

Let's address each Masters' fund separately.

The story is clear-cut with respect to Masters' Select International. The fund has convincingly outperformed its peer group and its benchmarks.

                                                     Rates of Return
                                         ---------------------------------------
                                                      Annualized Since Inception
                                          1999                (12/31/96)
                                          ----                ----------
Masters' Select Equity                   26.45%                 23.33%
Custom Index (1)                         21.91%                 23.58%
Wilshire 5000                            23.82%                 26.13%
Lipper Multi-Cap Core Index              20.79%                 21.88%

----------

1 This index is composed of a 70% weighting to the S&P 500 Index, a 20% weighting to the Russell 2000 Index and a 10% weighting to the MSCI EAFE Index.

In the case of Masters' Select Equity it is true that, although it beat all of its benchmarks in 1999, since inception the fund has underperformed two benchmarks while beating its Lipper fund peer group:

As we point out, the individual groups of managers have done well, so why has the overall fund not done as well relative to its benchmarks? There are four factors that explain the underperformance:

1. All our benchmarks are style-neutral, while we have a slight bias towards value. Over a full market cycle we are not concerned about this mild style bias. Over the past three years, however, growth has dominated value, with

The Masters' Select Funds                        Annual Report December 31, 1999
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     the S&P/Barra Growth Index returning cumulative 149% versus the 68% return generated by the S&P/Barra Value Index. Though the Masters' Select Equity value bias is not great, the unusually extreme divergence of growth and value returns created a performance headwind for the fund. Over the long term there is no reason to believe that either growth or value will be superior (though throughout history there have been periods when each style has been thought of as inherently superior).

2. Masters' Select Equity is smaller-cap than the Wilshire 5000 Index, which has approximately 10% of its assets in small-cap stocks and over 70% in large-cap. Our fund was intended to be diversified across a variety of market segments but not to be identically benchmarked to the "total market". Consequently, Masters' has two managers specifically focused on small- and mid-cap stocks with an intended bias toward small-caps. During the fund's entire life we have averaged around 20% in small-cap stocks and have rarely held more than 55% in large-cap stocks. Over the past three years large-cap stocks' performance has dominated that of small- and mid-cap stocks. This has been another minor headwind for the fund when compared with the Wilshire 5000. It is less of an issue with respect to the Custom Equity Index.

--------------------------------------------------------------------------------
MASTERS' SELECT EQUITY FUND -- CUMULATIVE PERFORMANCE 2/1/97-12/31/99

               Masters' Select Equity                  82.28%
               Custom Equity Index                     80.74%
               Wilshire 5000 Index                     90.50%
               Lipper Multi-Cap Core Index             72.84%

3. When the fund was launched in January of 1997, there was a huge influx of investment that significantly exceeded our expectations. Our subadvisors were unable to invest this money quickly. As a result, the fund's cash balance was very high for the month, particularly in the first part of the month when the market was strong. This single month had a material impact on the fund's relative performance. If we look at performance excluding January 1997, the inception-to-date returns relative to the benchmarks are better and the fund's performance exceeds that of the Custom Equity Index:

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4.   One of our original managers, Jean-Marie Eveillard, performed poorly during his 22 months as a subadvisor of 20% of the fund's assets. Though we continue to believe that Eveillard is a highly skilled investment manager, we recognized after some months that he was not comfortable or effective running a concentrated portfolio. Eveillard was replaced in October 1998.

The past few years have been highly unusual by historical standards, with the stock market extremely narrow. Over the past two years the median stock in the S&P 500 has returned only 3.62%. Over a market cycle, we continue to believe that our diversified approach, combined with the concentration on the part of our individual stock pickers, will generate strong long-term returns as various styles move in and out of favor.

IN MASTERS' SELECT EQUITY A MANAGER WAS REPLACED IN 1998. DID YOU LEARN ANYTHING FROM THAT EXPERIENCE?

We view the original selection of the manager as a mistake and though we can't guarantee that we won't make another one, we learned some things from the experience that we believe make that less likely. We now recognize, even more than we did initially, the importance of determining a manager's comfort with concentrated investing. To gauge a stock picker's ability to run a concentrated portfolio we first look for evidence. Has the manager run other concentrated portfolios and what have been the results? If they have not done so via a fund they, may have done so with separate accounts they manage. If there is no direct evidence, through discussions we explore their strategy for running a concentrated portfolio, with an emphasis on how they differentiate between their highest-conviction stocks and other stocks they might own in a more diversified portfolio. We believe that we are well suited to do this job given our many years of experience assessing stock pickers. Our approach in selecting and monitoring managers is extensive and thorough and includes lots of contact with the managers and their team. Overall, we believe that our track record with Masters' is highly encouraging and supportive of the notion that we are well positioned to make manager selections.

The Masters' Select Funds                        Annual Report December 31, 1999

IS IT REASONABLE TO VIEW THE MASTERS' OWN FUNDS AS INDICATIVE OF THE PERFORMANCE OF THEIR MASTERS' PORTFOLIO? WHAT IS YOUR ASSESSMENT OF THOSE MASTERS' MANAGERS WHOSE OWN FUNDS HAVE RECENTLY PERFORMED POORLY?

The performance of the managers' own funds is not necessarily indicative of their Masters' performance. As noted above, the concentration of their Masters' portfolio has resulted in significantly better performance, on average, for Masters' than for the managers' own funds. At this point we are not particularly concerned that a couple of the managers' own funds had off years in 1999. All managers, no matter how good they are, go through slumps from time to time. The one Masters' manager whose own fund's poor recent performance has been heavily publicized is Robert Sanborn, manager of the Oakmark Fund. Sanborn is a high-conviction, concentrated investor. We've known him for many years and chose to include him in Masters' in 1998 because of our confidence in his discipline, his knowledge of his companies and the quality of the analyst team that backs him up. We have conducted extensive due diligence on Sanborn and the firm, including interviews with a number of team members and the firm's CEO. Sanborn's returns for his own fund have suffered recently because of his extreme value discipline and also because of some mistakes. But we are quite confident that he will shine again. Sanborn's struggles are not all that unusual for managers who tend to concentrate. Consider Tom Marsico, one of the superstars in today's fund world. Marsico runs the Marsico Funds and was formerly the manager of the Janus Twenty Fund. He has a superb long-term record and more recently has shot the lights out with his performance. However, Marsico experienced a lengthy three-year period from 1992 through 1994 during which his fund lost 1.6%, underperforming his peer group and his index benchmarks. In the final year of this period, Janus Twenty lost about $1 billion due to shareholder redemptions. Since that time Marsico has delivered very high relative returns. More recently Brandywine Fund and Masters' Select manager Foster Friess was criticized for moving heavily to cash, which led to a difficult performance period, yet his fund rebounded with a 53.5% return in 1999. Meanwhile, the Friess team's performance for Masters', where going heavily to cash is not an option, has been impressive, outperforming its benchmark in each year.

We closely monitor all our managers via frequent contact and ongoing due diligence on their overall firms. If performance breaks down we look for red flags suggesting that the stock picker is not simply experiencing a temporary slump, but that something fundamental has changed. Red flags include excessive growth or turnover in the analytical team, investments that are out of character with the process, evidence that the manager is less committed or focused, and growing responsibilities in other areas that distract from their primary portfolio management duties. At present we have a high degree of confidence in our entire stock-picking team.

WHAT ARE THE BENEFITS OF MASTERS' STYLE DIVERSIFICATION?

Most people invest over a lifetime and for this reason we built our funds to do well over an investing marathon. Over the long run different styles will be in and out of favor at different times. Diversification ensures that we will always have a portion of the fund that participates in what is working. Our belief in

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this diversified approach is based on several factors:

1. To focus on only one style (e.g., large-cap growth) assumes that a single style will dominate over the long-term or that investors can consistently anticipate when each style will lead the pack. There is not convincing evidence that supports either of these conclusions.

2. When a style is popular it tends to get overextended. Many investors chase performance, often participating in the tail-end of a winning run but also owning it when it falls. Because all styles have experienced periods during which they have significantly outperformed other sectors of the equity market, a long-term diversification policy ensures that investors will participate, but won't be lured into a significant over-allocation to a style that suddenly shifts out of favor. Long-time investors will remember the compelling cases that were made for gold in the late 1970s and early 1980s, small-caps in the early 1980s, and international stocks in the late 1980s. In each case the stories were overwhelmingly positive near the peak. Many investors who became overly enthusiastic suffered through years of sub-par performance. Over the long term we expect that the performance discrepancies among styles will be less significant than in the short-term.

3. We designed our two Masters' Select Funds as core funds that could form the central part of a larger portfolio or stand on their own. If Masters' shareholders want to be skewed significantly towards a particular style or market cap they can supplement their Masters' investment with other funds.

The Masters' Select Funds                        Annual Report December 31, 1999

HOW WAS THE MASTERS' STYLE MIX DETERMINED?

In the case of Masters' Select Equity we targeted 20% of the fund to small-cap stocks. Though this is an overweighting compared with the overall market we believed that there is more potential value to be added via concentrated investing in the small-cap market. This has turned out to be the case. To cover this sector, we selected the two small-cap managers in whom we have the most confidence, Dick Weiss and Foster Friess. In the large-cap sector we started out style-neutral with a large-growth manager, a value manager, and a blend manager. Because our small-cap managers have a slight growth bias, however, we picked a global value manager (originally Eveillard but now Mason Hawkins) as a potentially "out-of-sync" manager who could provide offsetting diversification. We currently have the following mix:

* 30% in Blend or, as we call it Growth-at-a-Reasonable Price (1/3 of this must be small- and mid-cap)

* 40% in Value, with all-cap exposure but a mid- to large-cap bias. This also includes some potential international exposure (recently the international has been minor)

*    30% in Growth (1/3 of this is in small- and mid-cap)

We have no plans to change the value bias though it is possible that we would reconsider that at some point.

Regarding Masters' Select International, we sought to be style-neutral with some small-cap exposure. Ultimately, however, our subadvisor selection was driven mostly by our desire to pick the best available managers. There is a dearth of core international value-oriented managers whom we think are skilled, so we've ended up with a slight growth bias. Our core managers included two blend managers (Hayes and Yockey), one pure value manager (Herro) and another eclectic value manager in Jaworski, who sometimes can look more like a blend manager. Bruce Bee was value oriented, whereas his replacement, Tyson, is a growth manager. The fund has a growth bias because Hayes and Yockey both tend to be on the growth side of blend. Three of our managers--Yockey, Herro and Tyson--look at small and mid-sized companies as well as large-caps.

FUND RATING SERVICES SUCH AS MORNINGSTAR CATEGORIZE MASTERS' SELECT EQUITY AS "LARGE BLEND". IS THIS ACCURATE?

We don't agree with this categorization. There is a tendency in the fund-ranking business to want to assign all funds to a single category. As one of the pioneers in style analysis of mutual funds we're intimately familiar with the issues. Funds like ours that have multiple managers who cut across styles and market caps don't lend themselves to this type of categorization. Despite our contention that Masters' Select Equity is misclassified as Large Blend, it has outperformed the average Large Blend fund over its three-year life, according to Morningstar. This is a period when the larger-cap and growthier funds we compete against in this category have had an advantage due to the biases in the market.

TURNOVER HAS BEEN HIGH IN MSEFX AND LOWER IN MSILX. WHAT ARE THE IMPLICATIONS?

Turnover in both our funds has been driven by two factors. Much of the turnover

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
is simply a by-product of active management. A material portion during the past two years, however, has been tax-driven. We have encouraged our managers to take losses in stocks when they have another stock idea that is equally compelling. With the market volatility experienced over this period there have been a number of tax-related sales, without which turnover would have been significantly lower. Some investors believe that high turnover goes hand-in-hand with poor tax efficiency. Studies have shown that this is not the case. Some turnover is actually driven by a desire to be tax-efficient. For example, in 1998 Masters' Select Equity's turnover was 135% yet the fund had a $.01 per share capital gain distribution.

In the case of both funds, turnover was also higher due to the replacement of a manager (in 1998 for Equity and in 1999 for International).

Turnover is also a function of management styles. And though it is too early to draw a firm conclusion, indications are that, on average, the Masters' Select Equity managers will exhibit higher turnover than the International managers.

TAX EFFICIENCY HAS BEEN EXCELLENT FOR MASTERS' SELECT INTERNATIONAL BUT INCONSISTENT FOR MASTERS' SELECT EQUITY. WHAT SORT OF EXPECTATION SHOULD SHAREHOLDERS HAVE?

In both funds we are tax conscious. We make sure that we sell the most tax-efficient lots when partial sales are made, we ask our managers to be cognizant of the timing of gains when a stock is about to go "long-term," and we pay attention to opportunities to take losses. If a holding is significantly underwater and there is another stock that the stock-picker has equal conviction toward, we encourage the manager to sell, especially if the loss is short term.

So far our collective efforts have resulted in a total distribution in the International Fund of only $0.50 over its life, despite a gain of 93% (an increase in value of $9.32 per share since inception). Masters' Select International has been very tax efficient. In the case of Masters' Select Equity, after $.01 capital gains distribution in 1998 there was a sizable distribution in 1999. This distribution was partly a function of a number of very large moves in some of our managers' stocks that reduced their ongoing long-term appeal and triggered sales. In addition, after the severe market correction in 1998 Masters' Select Equity experienced net outflows for the first six months of 1999. This resulted in a shrinking shareholder base to spread the gains across. We have since instituted a 2% redemption fee, payable to the fund, to deter shareholders who don't hold their shares for at least six months. (Masters' Select Equity has experienced net inflows in each of the past six months.) Finally, several of the undervalued positions were recognized as takeover targets that triggered sales. The net result of all these factors for the Equity Fund was a large gain, and unfortunately a significant portion of it was a short-term capital gain.

We believe that the future distributions in Masters' Select Equity will not be as high as they have been, partly because we expect a lower-return environment and partly because of our expectation that the fund will benefit from net inflows rather than outflows. In general, however, we can't say that we expect

The Masters' Select Funds                        Annual Report December 31, 1999
our funds to be highly tax-efficient; nor do we think that they will be tax-inefficient. Over the long run it is fair to expect that they will be about average, though admittedly this is hard to predict. Our goal is to deliver over a market cycle, enough returns on a pre-tax basis to allow for high after-tax returns as well.

EXPENSES HAVE DECLINED STEADILY. WILL THIS CONTINUE?

Expenses have continued to decline. As we write this they are accruing at 1.25% for Equity and 1.16% for International. (As reported in the financial statements, our full-year 1999 expenses were 1.26% for Equity and 1.29% for International.) The reasons for the declines have been asset growth, attention to the fund's overhead, and importantly, our success in negotiating lower fees with our new sub-advisors compared with the sub-advisors they replaced. These savings are passed through to shareholders. We believe that the Equity fund's expenses have the potential to drop a bit further as assets grow. We also intend to reduce the management fee by 0.10% on assets above $750 million. We plan to close the Equity Fund at $750 million, but expect there to be continued asset growth from appreciation and existing shareholders.

In the case of the International Fund, expenses can drop a bit more with asset growth. Currently the fund has significantly below-average expenses relative to the average international fund (the peer group average is 1.68% according to Lipper Analytical Services). We intend to reduce the management fee 0.10% on assets above $1 billion. This is the level at which we expect to close the International Fund to new investors, but we expect continued asset growth from performance and additional investment from existing shareholders.

WHAT ARE REASONABLE PERFORMANCE EXPECTATIONS FOR THE FUNDS?

We believe that it is reasonable to expect both Masters' Select Funds to

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
comfortably beat their benchmarks over a full market cycle (typically five to ten years). Along the way we believe that Masters' Select Equity will do a bit better when small-cap stocks and value outperform. There have been many extended periods of time when small-cap and value have delivered superior performance. Masters' Select International has the potential to perform somewhat better in more growth-oriented markets.

Though we are optimistic about the potential relative performance of Masters' Select, in general we expect stock market returns, as measured by the S&P 500 Index to be significantly lower over the next five years than they have been over the past five years. Stock returns are driven by three variables:

1. Dividends--at just over 1% these are now miniscule so there won't be much return here.

2. Earnings growth--on average earnings growth correlates to GDP growth. Reasonable expectations are 6% to 7% per year, though some years will be significantly higher or lower. Because stocks sell at a multiple of their earnings this is an important driver of returns.

3. Changes in the price/earnings multiple. As we write this, multiples are higher than they have ever been, far in excess of levels we have ever experienced. Though there are lots of reasons to be optimistic about the economy, we believe that the market has probably already "priced-in" the favorable outlook. For this reason we think investors should not expect more growth in the price/earnings multiple. In fact, there is a possibility that multiples could shrink.

We believe that there is more potential upside in foreign markets, though not significantly more than in the broad U.S. stock market (smaller- and mid-cap stocks and some segments of the value universe).

In general, we believe the return from stocks will be lower than what investors have recently grown accustomed to. Even so, there are swaths of the stock universe (small- and mid-cap stocks and some segments of the value universe) that do have the potential for P/E multiple growth. This belief along with our confidence in our stock pickers' ability is the reason we believe our funds have the potential to outperform as the rest of this market cycle unfolds. Of course when it comes to returns, investors know that there are no guarantees.

WHAT ARE YOUR BIGGEST CONCERNS?

Our biggest concern is unreasonable expectations on the part of investors who have been conditioned by recent performance to think that 20%-plus annual returns are normal. We also worry that the performance of Masters' Select International Fund will attract naive investors who have made a decision to buy the fund based solely on one year's huge performance. This is partly the reason for this lengthy discussion. We want our shareholders to be as informed and knowledgeable as possible.

We are also concerned about the growing short-term orientation of investors. The Masters' Select Funds are structured as long-term vehicles. We have encouraged our managers to manage their portfolios to maximize long-term performance and always put that objective above near-term concerns. Investors who don't recognize that the short-term is uncertain and who expect top-quartile performance each year are encouraged to look elsewhere. Investors who understand the power of patience and compounding and the futility of predicting short-term market behavior are encouraged to partner with us.

As always we greatly appreciate the trust that you have placed in us, and we will work hard to continue to earn it. For additional detail on each Masters' Fund see the individual sections of this report. Also, visit our website at mastersselectfunds.com.

Sincerely,

/s/ Ken Gregory

Ken Gregory
Litman/Gregory Fund Advisors, LLC

MASTERS' SELECT EQUITY FUND REVIEW

 ..........

Masters' Select Equity had an excellent year in 1999, beating all of its benchmarks. For the second straight year the average stock significantly lagged the capitalization-weighted market averages, with tech stocks leading the way. Unlike 1998, however, during 1999 companies of all sizes participated in the technology sector move. Thus, our large-cap growth manager and both of our small-cap managers contributed significantly to the Fund's return in 1999. Over the course of the fund's three-year life, each of the managers who have been with the fund since its inception have experienced periods of dominant outperformance that have pulled the overall fund's return higher. Rotating performance leadership is what we expected when we created Masters' Select Equity and it is what we continue to expect. Why? There are two reasons:

First, each manager will experience various levels of short-term success: Over the course of a career a skilled manager will experience some periods during which it seems he or she can do no wrong and, occasionally, other periods where he or she can do little right. The potential for these swings is greater with a concentrated portfolio, though we believe that over a market cycle returns are likely to be higher with concentration. This hypothesis is playing out with Masters' Select Equity.

Second, style leadership varies over time; it always has and always will. There is a tendency for some investors to become caught up in the optimism that drives

--------------------------------------------------------------------------------
COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Equity Fund from its inception (12/31/96) to present as compared with the Wilshire 5000 Index and the Lipper Multi-Cap Core Index.

                      Masters' Select                          Lipper
                        Equity Fund      Wilshire 5000     Multi-Cap Core
                        -----------      -------------     --------------
     12/31/96             10,000           10,000              10,000
     01/31/97             10,290           10,536              10,474
     02/28/97             10,320           10,531              10,443
     03/31/97              9,860           10,065              10,057
     04/30/97             10,210           10,504              10,405
     05/31/97             10,920           11,249              11,107
     06/30/97             11,530           11,765              11,526
     07/31/97             12,790           12,670              12,402
     08/31/97             12,500           12,194              12,061
     09/30/97             13,560           12,913              12,724
     10/31/97             12,850           12,483              12,246
     11/30/97             12,740           12,892              12,454
     12/31/97             12,911           13,130              12,627
     01/31/98             12,845           13,201              12,698
     02/28/98             13,925           14,162              13,605
     03/31/98             14,415           14,872              14,243
     04/30/98             15,081           15,049              14,397
     05/31/98             14,557           14,648              14,002
     06/30/98             14,732           15,163              14,395
     07/31/98             14,579           14,831              14,102
     08/31/98             11,850           12,521              11,906
     09/30/98             12,210           13,339              12,471
     10/31/98             13,140           14,332              13,322
     11/30/98             13,883           15,234              14,036
     12/31/98             14,834           16,209              14,988
     01/01/99             15,304           16,805              15,485
     02/01/99             14,572           16,195              14,888
     03/01/99             15,413           16,820              15,358
     04/01/99             16,955           17,627              15,985
     05/31/99             16,736           17,241              15,806
     06/30/99             18,059           18,134              16,581
     07/31/99             17,589           17,552              16,216
     08/31/99             17,304           17,389              15,933
     09/30/99             16,898           16,935              15,536
     10/31/99             17,365           18,012              16,325
     11/30/99             17,728           18,615              16,850
     12/31/99             18,758           20,071              18,103

The hypothetical $10,000 investment at Fund inception and includes changes in share price and reinvestment of dividends and capital gains. The Wilshire 5000 and Lipper Multi-Cap Core Indexes are unmanaged, do not incur fees or expenses, and can not be invested in directly.

--------------------------------------------------------------------------------

The Masters' Select Funds                        Annual Report December 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE THROUGH DECEMBER 31, 1999

                                                          Since Inception
                                                  ------------------------------
                                                 Cumulative       Average
                                   1999            Total           Annual
                                  Return          Return (4)    Total Return (4)
                                  ------          ----------    ----------------
Masters' Select Equity            26.45%            87.58%         23.33%
Custom Index (1)                  21.91%            88.74%         23.58%
Wilshire 5000 Index (2)           23.82%           100.71%         26.13%
Lipper Multi-Cap Core Index (3)   20.79%            81.03%         21.88%

1 The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index and a 10% weighting in the MSCI EAFE Index. We believe that these weightings will approximate the asset allocation of the Fund over time.
2 The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data. The index has a higher proportion of large-cap stocks than does the Masters' Select Equity Fund.
3 The Lipper Multi-Cap Core Index is composed of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% or more of their equity assets in any one market-capitalization range over an extended period of time. Lipper Analytical Services includes Masters' Select Equity Fund in this category, and accordingly we replace the Lipper Growth Fund Index with the Lipper Multi-Cap Core Fund Index.
4    Inception date of Masters' Select Equity Fund is 12/31/96.
5 Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

Past performance does not guaranty future results. Share prices fluctuate, and investors may have a gain or loss when they sell shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET CLASS RETURN CYCLES

                             1975-1983   1984-1988   1989-1993   1994-1999
                             ---------   ---------   ---------   ---------

     S&P/Barra Value          18.71%       17.08%      13.55%      22.60%
     S&P/Barra Growth         12.60%       13.21%      15.10%      34.49%
     Small Stocks             31.98%        7.90%      13.94%      12.92%
     Foreign                  15.59%       35.78%       2.29%       7.92%

Source L/G Research, Inc.
--------------------------------------------------------------------------------

a style to excess in the late stages of a dominating run. This happens because the story is usually quite compelling. Thus, investors bought into the small-cap story hook, line and sinker in the early 1980s towards the end of a magnificent run; they flocked to international funds in the late eighties and early nineties when it was widely believed that the competitiveness of the U.S. economy had slipped behind that of Japan and Europe; and they embraced value in the early nineties when Wall Street and academia told them it was an inherently superior strategy. Now technology and large-cap growth is in. This too will pass. The chart on page 15 depicts various periods of style dominance over the past 25 years.

For those of us who have been around for a number of these cycles, the enthusiasm toward an asset class or investment style that has performed well for several years rings familiar. More often than not it represents a classic investor decision error. The following describes two such errors:

Overweighting the recent past: People like patterns, and the recent past represents a nice, easy-to-find pattern that can become the basis for an investment decision. A style or fund that has just had a great year or a great few year's can influence investors to believe that the recent past will repeat itself in the future, but they often come to this conclusion with little real research. Although some performance trends persist, many don't. Applying simplistic extrapolation ignores the fact that whether a trend does or doesn't persist is based on underlying, fundamental reasons, not its membership in a "trend class" that was artificially created to describe observed events. The superior risk-adjusted return patterns that academia and Wall Street saw in small-caps in the late 1970s and early 1980s and value stocks in the early 1990s have not continued. That doesn't mean they won't come back but it does point out the skepticism we should have about any widely held market view.

Overconfidence: Studies show that people are exceedingly overconfident in assessing their own ability and knowledge, especially relative to others. Confidence provides a sense of control and order. But in investing it leads to shortcuts. Investors react emotionally to a favorable story. They overestimate their own knowledge and rely too heavily on their intuition. With the benefit of hindsight, they exaggerate the talent behind successful decisions, and tend to sweep poor decisions under the rug. As a result they make inappropriate choices, investing in things they don't really understand in the mistaken belief that their favorable intuition is enough to justify the action.

In designing Masters' Select Equity we sought to create a core holding that would provide the overall diversification to make it competitive in any environment. Although it won't be a market leader in all, or even most environments (the curse of diversification), we are optimistic that the fund will be able to deliver consistently competitive performance. If it does, it is likely to generate an excellent long-term return compared with other style-specific funds that offset periods of great performance with other periods of very poor performance.

As we look forward, your fund is positioned with a sizable amount of mid-cap exposure in addition to its small-cap exposure. Most of the mid-cap exposure is value oriented (coming from Hawkins and Sanborn) whereas more of the pure large-cap exposure is more growth oriented. Though we play no part in stock selection, we are comforted to observe that on a purely statistical basis the best relationships between price and growth potential in today's market appear to be outside the large-cap sector.

Please see the introduction to this report for a thorough discussion of the Masters' Select concept and a detailed review of performance.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (12/31/99)

As reflected in this chart, your Fund is well diversified in terms of industry exposure and market capitalization exposure. Masters' Select Equity holds 71 securities, exclusive of cash equivalents.

Performance Through December 31, 1999

Cash Equivalents              6.0%
Large-Caps                   47.0%
Foreign Securities            2.0%
Small-Caps                   18.0%
Mid-Caps                     27.0%

The Masters' Select Funds                        Annual Report December 31, 1999

FOSTER FREISS PHOTO

An Interview with
Foster Freiss

 ..........

Foster Freiss manages approximately 10% of the Masters' Select Equity Fund.

WHAT FIRST ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

A professor of mine at the University of Wisconsin was on the board of a company that he was really excited about. I bought some shares and lost about 60% of my money. My determination to get that money back got me started in the investment business.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

My first employer in the business, Baird Brittingham, got me interested in growth stock investing. He was investing in growth stocks when others were focused on steady income streams from bonds or stocks paying big dividends. After witnessing the entrepreneurial spirit within these companies during my years working for Baird, I knew I wanted to focus on them when I started my own business.

As for our moderate price-earnings (P/E) ratio discipline, it was something that I developed after witnessing periods of exaggerated speculation in the stock market. In 1962, price-earnings ratios were so outrageous for some companies that even if you extrapolated earnings five or six years down the road, you still had PEs that were way out of whack.

I became very sensitized to the story about the Holland tulip bulb fiasco. There have been all kinds of bubbles since, and each one reinforced an early lesson from my mentor Baird: buy earnings, not dreams.

CAN YOU DESCRIBE THE KEY ELEMENTS OF YOUR STOCK PICKING DISCIPLINE?

At the core of the Friess strategy is the belief that you never invest in the stock market, but rather in individual businesses. The benefits of focusing on the strength and promise of individual companies outweigh the effects of more difficult to predict broad factors such as interest rates, foreign currency values, commodity prices and general market trends.

We capitalize on the historic relationship between earnings performance and stock prices by isolating companies growing earnings at least 20% year over year that sell for reasonable multiples of forward earnings. Intensive contacts with company managements, their competitors, customers and suppliers help us determine which companies fitting our criteria are most likely to exceed Wall Street earnings expectations. We look for companies with "sizzle," a catalyst like a new product, management team or market opportunity that will garner attention.

We typically avoid overresearched, big-name companies like the Microsofts, Wal-Marts and Home Depots of the world. We instead look for #7 companies in an industry making a move to the #3 spot, often leading to P/E ratio expansion as the companies' profiles increase. We also require potential holdings to have at least three years of earnings history, which prevents us from owning most pure play Internet stocks.

YOU'VE BUILT A GREAT LONG-TERM RECORD AT THE BRANDYWINE FUND. WHAT FACTORS HAVE BEEN MOST IMPORTANT IN DRIVING YOUR SUCCESS?

Our long-term track record was built by sticking to our earnings growth and P/E ratio disciplines no matter what the market environment. While there will be times when interest rate concerns and other macro-level factors influence stock prices, we operate on the premise that individual-company fundamentals always emerge as the true determinant of stock prices over the long haul. Investing in individual companies and making sure we know their fundamentals inside and out are at the cornerstones of our long-term success.

The people who put those disciplines to work each day are also responsible for our long-term record. Talented and hard-charging Friess teammates like Bill D'Alonzo, Jack Fraser, Andy Graves, David Harrington and Tripp Rudisill, among others, keep their noses to the grindstone looking for the next Nokia or Sun Microsystems.

AS YOU RESEARCH COMPANIES, WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?

Company managements, competitors, customers and suppliers are important sources of information for both existing and potential holdings, as are income statements, balance sheets and SEC filings.

Repeated customer contacts that yield complaints regarding a company's level of service might be an early sign of a negative fundamental development for that company if customers choose to take their business elsewhere. Or, as another example, if contacts up and down the food chain from cellular phone company managements to electronics store managers cite strong demand for a new phone powered by a specific microchip, we might begin pursuing the chip supplier as a potential holding.

We also comb through financial information, including 10-Qs and 10-Ks filed with regulators, checking every statement and footnote. We analyze accounting, currency exposure and a list of other factors that influence earnings to make sure the assumptions we make after further investigation are sound.

The Masters' Select Funds                        Annual Report December 31, 1999

HOW DOES YOUR TEAM WORK TOGETHER AND HOW DO THE RESEARCH EFFORTS OF THE TEAM CONTRIBUTE TO THE PORTFOLIO YOU RUN FOR MASTERS' SELECT?

Our research group is divided into seven teams. Each team consists of a research team leader, researchers, associate researchers and support staff personnel called research managers. Although all researchers and associate researchers employ a generalist approach that enables them to pursue opportunities in any industry sector, each sector is assigned one researcher as a specialist who shares insights and contacts with researchers pursuing ideas within the specialist's area of expertise i.e., telecommunications, software, retail, etc.

The Helmsman Team oversees interaction between teams. Five of the seven research team leaders and I rotate helmsman responsibilities, with Bill D'Alonzo "at the helm" most often. Once a team decides to take action on a stock, the research team leader proposes the idea to the helmsman, who ensures that the proposed action has been extensively analyzed and is consistent with the Friess investment disciplines.

The Friess research team structure is unique in that the separate teams are not in competition. They cooperate, sharing information from each contact they make and alerting others to potential opportunities. A researcher's compensation is a function of both performance and his ability to cooperate within the overall team structure.

This approach benefits the Masters' Select portfolio the same way it does all Friess portfolios. Our separate team structure benefits clients and shareholders by preserving quick decision making and other advantages that smaller teams offer while allowing us to harness the knowledge and experience of the entire group. Instead of trying to beat the guy in the office next door, our researchers focus on ensuring that the best available ideas comprise our portfolios. Each teammate's success is paramount to all other teammates.

Over the past few years, large-cap growth companies have had a great run. Do you think investors have become too enthusiastic or do the prospects for these companies justify current prices?

We don't make decisions based on a company's market cap, so we don't spend time worrying about large-cap valuations, per se. We're not going to buy a Wal-Mart growing earnings at 13% for 45 times earnings when we can buy another company--be it small, mid or large cap--growing earnings 40% for 20 times earnings.

So it all depends on which large-cap growth companies you consider.

Investors seem enthusiastic regarding some large-cap stocks beyond what we deem reasonable, but we don't get caught up in enthusiasm for companies that violate our disciplines like JDS Uniphase, Qualcomm or Yahoo. Excess liquidity, investor perceptions and the popularity of S&P 500 index funds have contributed to run-ups in many high PE, relatively slow growing large-cap stocks we typically wouldn't own. When expectations for stocks can't be justified our discipline requires that we sell them. We have a mandate to focus on small and mid-cap stocks for Masters' Select Equity. In our funds we hold some large-cap stocks, so there are a number of large-cap stocks we think investors still underestimate.

WHAT IS YOUR GENERAL VIEW OF INTERNET STOCKS? IN GENERAL, ARE INVESTORS OVER-OPTIMISTIC?

Some excellent long-term opportunities will no doubt emerge from the Internet sector, though it's clear that the day-trading crowd isn't focused on the long haul. Our requirement that potential holdings have at least three-year earnings histories will keep us out of some winners like it did with Amgen during the biotech craze of the early 1990s, but it will also help us avoid the pains that many other investors will experience as the industry evolves. Merrill Lynch Internet guru Henry Blodget recently estimated that 75% of today's Internet companies won't exist in three to five years.

Some Internet valuations represent a company's prospects at least that far into the future. We focus on earnings over the next four to six quarters since managements have told us over the years that they can't accurately forecast performance beyond that timeframe.

That said, some Internet winners now have earnings and if their price-earnings ratios become reasonable, we'll add them to the portfolio if their upside is compelling.

HOW ATTRACTIVE ARE TODAY'S OPPORTUNITIES, AT A STOCK-PICKING LEVEL, COMPARED WITH OTHER POINTS IN TIME IN YOUR CAREER?

The good thing about being an active manager is that there are almost always opportunities. We have more ideas today than we have assets to fund, so we're satisfied.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO TODAY'S INVESTMENT CLIMATE?

Individual companies are our focus, not the investment climate. We don't concern ourselves with broad factors until they threaten earnings, throw expectations out of whack or otherwise influence individual-company fundamentals. Marketwide distractions, good or bad, are short-term events. Investors always return to evaluating companies on their own merits, which is why our company-by-company process has fared so well over the long haul.

HOW DOES RUNNING A VERY CONCENTRATED PORTFOLIO (THAT IS ALSO PART OF A BROADLY DIVERSIFIED FUND) DIFFER FROM A MORE BROADLY DIVERSIFIED PORTFOLIO?

Risk and reward are magnified, though that doesn't mean we would approach running a more concentrated portfolio differently than a portfolio of 150 stocks. Our discipline of replacing good ideas with great ones works in both situations. A chain is only as strong as its weakest link whether it's one foot long or 20 feet.

When our research uncovers an idea that is better than a holding in the current portfolio, the current holding is sold to make room for the new opportunity. We sometimes describe this practice as our "pigs at the trough" discipline, because we've observed that a pig that has eaten its fill is displaced by a hungrier pig at the barnyard trough.

The Masters' Select Funds                        Annual Report December 31, 1999

Masters' Select Equity Fund Stock Highlights

 ..........

EMC--Spiros "Sig" Segalas

 ..........

Until several years ago, EMC Corporation was a company known to very few on Wall Street. Now, by contrast, EMC is viewed as one of the bluest blue-chip technology companies, on par with Cisco Systems and Microsoft. This is for one simple reason: the rise of the Internet has caused an explosion in data traffic, which has, in turn, driven a concurrent spike in the need to store this data. This has dramatically increased the need for enterprise data storage and storage has become a crucial purchase for all corporations. To better illustrate this trend, demand for storage (as measured in terabytes) is expected to more than double every year for the foreseeable future. This should manifest itself through continued strong orders from EMC's traditional customers in industries such as finance and telecommunications. However, this torrid growth rate masks the demand generated by Internet-based companies, or the "dot coms", as they are now known. Demand from this customer set, which is rapidly becoming a more meaningful part of EMC's revenue stream (now ~15%), can grow geometrically in a very short period of time. It is not uncommon for these companies to purchase the annual amount of new storage required by a traditional global customer in a matter of days. The following examples provide further color on the purchasing power of the dot-coms:

Excite.com: 49 terabytes of storage from EMC in 2 years

Amazon.com: 42 terabytes of storage from EMC in 6 months

Mail.com: 28 terabytes of storage from EMC in 45 days!

For perspective, the entire data storage market in 1994 was 75 terabytes. Demand for mass storage from the dot-coms continues to accelerate in step with the expansion of the Internet. Mail.com is one of the most recent additions to EMC's customer base, showing that if EMC's Internet business continues to increase at a steady clip, the day of the 100 terabyte order is not far off.

EMC's revenues have grown consistently by more than 30% for several years. Three factors should enable this growth to continue. The first is continued strength in EMC's traditional high-end storage business (systems > $500,000). The Company's technological lead and maniacal focus solely on storage (as opposed to servers and storage like HP, IBM and Sun) has given EMC the best sales pitch in the industry. The second is the company's recently completed acquisition of Data General, which gives EMC a mid-range storage solution ($50,000 to $100,000) that it had not traditionally offered, opening up a new market opportunity. The third is EMC's rapidly growing software business (> 50% annually) which should add over $1 billion in revenues in calendar year 2000. Software carries much higher margins than hardware. This has caused significant margin expansion and has been an increasing contributor to EMC's strong earnings growth. Current demand trends and competitive leadership position EMC well for the future. We expect the company to earn $1.90 in 2001, up from $1.06 in 1999. The stock should continue to command a blue-chip technology multiple and should prove to be a strong investment for the year ahead.

Fairchild Semiconductor International--
Foster Friess

 ..........

With semiconductor demand surging and the Asia-Pacific region recovering, Wall Street is having a hard time pegging the prospects for Fairchild Semiconductor's bottom line. Adding to the situation, Fairchild is focusing on higher-margin products, migrating away from the commodity-based pricing model of its past.

NYSE-listed Fairchild, which developed the technology that spawned the modern computer chip industry, was acquired by Schlumberger in the 1970s and sold to National Semiconductor in the 1980s before a 1997 management buyout. The company went public in August 1999 and has since topped consensus earnings estimates for its August and November quarters by 62% and 22% respectively.

Fairchild sports more than 10,000 products in its portfolio, including semiconductor building-block components for an array of end uses, allowing the company to stand out in its industry as a "one-stop-shop" for multiple needs. Customers include Compaq Computer, IBM, Lucent Technologies and Samsung.

Fairchild is emphasizing its power management products, which are enjoying robust demand thanks to explosive growth in sales of battery-powered devices such as cellular phones, Internet appliances and laptop computers. New higher-margin products grew from 22% of revenues in the August quarter to 28% in the November quarter. This trend combined with cost reductions and strong demand helped improve gross profit margins to nearly 32% from just over 26% six months ago.

Earnings before one-time charges were $30.9 million in the latest quarter, compared with a $9.2 million loss the year before. Business in Japan doubled in the past year and improved markedly in other overseas markets. At year-end 1999, Fairchild shares sold at less than 25 times 2000 consensus estimates. Wall Street expects earnings to grow in excess of 20% this year and next, a conservative assumption given the company's new focus.

Fortune Brands--Robert Sanborn

 ..........

Fortune Brands (FO) combines many things I like in a stock: strong, understandable branded businesses; a reinvigorated top management; and, most important, market valuation that does not come near to underlying value.

FO has three business segments: Home and Office (about half the business, including brands such as Moen faucets, Master Lock, Aristokraft cabinets, Day Timer management systems, and Swingline staplers); Golf (Titleist, Footjoy, and Cobra); and Spirits (Jim Beam and DeKuyper). Fully 80% of sales are from brands that rank either #1 or #2, and have earned these franchises through many years of effective brand management. These are moderate-growth brands, but ones that are very well-known within their markets and should enjoy strong persistence.

The company is headed by Norm Wesley, a fairly young individual who had previously run the Home and Office division. We have met Norm several times and find him to be a very straight shooter whose first big move was relocating corporate headquarters from opulent space in Old Greenwich, CT. to more utilitarian space in suburban Chicago. While a cost-saving measure to the tune

The Masters' Select Funds                        Annual Report December 31, 1999
of $30 million per year, more important, it sends a message to the operating divisions that top management is not in an ivory tower. We are very comfortable with Norm, who will lead an extensive portfolio review of the company early this year.

Financially, FO is a steady grower whose steady growth should continue. Also, it is a company that throws off a lot of cash flow. In the year 2000, FO will generate free cash flow of about $350 million. It will use this money to pay dividends, make acquisitions (FO is a consolidator in all of its divisions), and buy back shares or retire debt.

Of course, with us valuation is most important. At its current price of $31, FO trades at the extremely modest multiple of EPS (plus amortization) of only 11 times, far less than half the multiple of the S&P 500, and has a ratio of business value (i.e. market value of equity plus net debt) -to-sales of around 1, again a huge discount to the market. In our view, FO is worth approximately twice its current stock price. If the market does not recognize this value, either FO will buy back stock at prices well below value or the company will be bought in its entirety by someone exploiting the value gap. Either way, we expect to capture the large gap between the current price and value.

Hilton Hotels--Mason Hawkins

 ..........

Hilton Hotels Corporation's recent purchase of Promus Hotel Corp., with its Hampton Inn, Embassy Suites and Homewood Suites brands, competitively positions Hilton as a leading hotel owner, manager and franchiser in the consolidating hotel industry. Shareholders are entitled to an extremely undervalued stake both in trophy hotels like the Waldorf Astoria, the Palmer House and the Hilton Hawaiian Village as well as a rapidly growing free cash flow franchise fee stream.

Southeastern Asset Management has taken a major position in Hilton for several reasons: The stock sells at less than 40% of our appraisal when we use conservative benchmarks for the management company and the real estate; Steve Bollenbach and his associates are capable operators and intelligent capital allocators with many flexibilities to build intrinsic value per share; and, Hilton can grow organically without capital in the high single digits from franchising and collecting the cash operating profits from the owned hotels.

Household International--
Christopher Davis

 ..........

As is often the case when a sector of the market falls from favor, good companies get tarred with the same brush as lousy companies. In 1999, Household International's stock was doubly cursed to be both in the unpopular financial sector in general, and in the hated consumer finance business in particular - in which many fraudulent companies blew up in late 1998. In such times, the prospects of well-run companies are often improved by the demise of their irrational competitors. This is the case with Household International whose business continues to show excellent loan growth and strong margins while its stock price languishes.

The company lends money to low and middle-income customers out of a network of 1,400 storefront locations nationwide. Although in these days of the Internet, having physical locations sounds old-fashioned, these branches are both low-cost and tremendously profitable. CEO Bill Aldinger - who learned about good credit and expense control as a senior manager at Wells Fargo - doubled the size of the company two years ago by purchasing Beneficial Corp and has already wrung out $500 million of cost savings - exactly as promised. He is in the process of improving Household's underperforming credit card operations, which includes the Union Privilege and General Motors affinity cards. In fact, the return on assets in HI's credit card operations has already climbed from an anemic 30 basis points a year ago to 170 basis points in the fourth quarter. Household's strong U.K. operation, including the successful Goldfish card, is an underappreciated asset.

But this is not a fashionable business in today's go-go market and the shares currently sell at only 11 times 1999's cash earnings of $3.37 per share and less than 10 times our estimate of $3.90 of cash earnings this year. The good news about this low valuation is that the company is using its significant excess capital to repurchase 10% of the outstanding shares within the next two years.

Finally, those who worry about recessions might be reassured to know that having been founded 120 years ago, Household has not only endured every recession since World War II but even weathered the Great Depression.

Manugistics Group--Dick Weiss

 ..........

Manugistics is the number two player in the supply chain management software market. The company is also developing e-business trading exchanges, which allow companies to trade and bid over the Internet with suppliers and customers through a virtual network. Manugistics' software serves as the coordinator for these Internet exchanges.

A new management team came in during the second quarter of 1999 under the leadership of Greg Owens, who formerly ran the supply chain service business at Andersen Consulting. His expertise and contacts within the industry are beginning to help the company regain traction in the marketplace. We believe that the company has always possessed strong technology, and with better marketing and e-strategy will be able to reaccelerate growth in excess of 40%.

Recent business trends are encouraging, as license revenues grew 35% sequentially in the November quarter. This was better than expected and proves that the company's new sales effort and market opportunity are attractive. We believe that Manugistics can transition from a current loss to a $.25 per share profit in 2000. Most importantly, the stock trades at only 4 times sales, verses 17 times sales for industry-leader I2 Technologies. We therefore believe that the stock has further upside to $40-$45 over the next six to nine months.

--------------------------------------------------------------------------------

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views expressed herein are those of the portfolio managers at the time commentaries are made and may not be reflective of current opinions.

The Masters' Select Funds                        Annual Report December 31, 1999

MASTERS' SELECT EQUITY FUND PORTFOLIO SUMMARY

 ..........

Schedule of Investments as of December 31, 1999

                                  INDUSTRY                  SHARES HELD    MARKET VALUE    PORTFOLIO %
                                  --------                  -----------    ------------    -----------
COMMON STOCKS (94.00%)
Basic Materials
  Cooper Industries               Construction materials        90,000     $  3,639,375         0.81%
  Geon Company                    Chemicals                     60,000        1,950,000         0.43%
  Martin Marietta Materials       Construction materials        80,000        3,280,000         0.73%
                                                                           ------------       ------
                                                                              8,869,375         1.97%
Business Services
  Answerthink Consulting Group    Consulting                    86,000        2,972,375         0.66%
  Galileo International           Reservations                 100,000        2,993,750         0.67%
* Modem Media Poppe Tyson, Inc.   Advertising                   46,700        3,298,187         0.73%
  Waste Management, Inc.          Waste Disposal               755,000       12,976,563         2.89%
                                                                           ------------       ------
                                                                             22,240,875         4.95%
Conglomerate
* Berkshire Hathaway, Inc
  Class A                         Insurance                        117        6,563,700         1.46%
                                                                           ------------       ------
Consumer Products
  Brunswick Corporation           Sporting Goods               255,000        5,673,750         1.26%
  Fortune Brands                  Housewares                   160,000        5,290,000         1.18%
* Lear Corporation                Auto & Truck Parts           120,000        3,840,000         0.86%
  Masco Corporation               Building Materials           156,200        3,963,575         0.88%
  Nike, Inc.                      Apparel                      110,000        5,451,875         1.21%
  Philip Morris Companies, Inc.   Tobacco, Food, Beverages     170,000        3,941,875         0.88%
  Stanley Works                   Hardware                     250,000        7,531,250         1.68%
                                                                           ------------       ------
                                                                             35,692,325         7.95%
Consumer Services
* Avis Rent-A-Car                 Rental Cars                  123,500        3,156,969         0.70%
* Bj's Wholesale Club             Specialty Foods              145,000        5,292,500         1.18%
* CEC Entertainment, Inc.         Restaurants                  126,000        3,575,250         0.80%
  Charming Shoppes, Inc.          Retail                       350,000        2,307,812         0.51%
  H&R Block                       Tax Services                 120,000        5,250,000         1.17%
* Jack in the Box, Inc.           Restaurants                  173,000        3,578,938         0.80%
  McDonalds Corporation           Restaurants                   94,000        3,789,375         0.84%
  Tiffany & Co.                   Retail                        72,300        6,452,775         1.44%
                                                                           ------------       ------
                                                                             33,403,619         7.44%
Energy
* Harken Energy Corporation       Oil and Gas Exploration    1,900,000        1,425,000         0.32%
* Pioneer Natural Resources Co.   Oil & Gas                  1,433,300       12,810,119         2.85%
* Precision Drilling Corp.        Oil Well Services            120,500        3,095,344         0.69%
* Spinnaker Exploration Co.       Exploration                  235,000        3,304,687         0.73%
                                                                           ------------       ------
                                                                             20,635,150         4.59%

*Non-income producing securities

                                  INDUSTRY                  SHARES HELD    MARKET VALUE    PORTFOLIO %
                                  --------                  -----------    ------------    -----------
Finance
  American Express Company        Financial Services            94,400      $15,694,000         3.49%
  American International
    Group, Inc.                   Insurance                     66,100        7,147,063         1.59%
  Citigroup                       Banking                      217,700       12,095,956         2.69%
  Household International, Inc.   Consumer Lending             200,000        7,450,000         1.66%
  Morgan Stanley Dean Witter
    Discover                      Financial Services            45,000        6,423,750         1.43%
  Transatlantic Holding           Insurance                     59,200        4,621,300         1.03%
  Washington Mutual, Inc.         Savings & Loan               290,000        7,540,000         1.68%
  Wells Fargo & Company           Banking                      160,300        6,482,131         1.44%
                                                                           ------------       ------
                                                                             67,454,200        15.01%
Health Care and Pharmaceuticals
  American Home Products Corp.    Drugs                         71,300        2,811,894         0.63%
* Health Management Association   Facilities                   350,000        4,681,250         1.04%
* Ventana Medical Systems         Equipment                     90,000        2,244,375         0.50%
                                                                           ------------       ------
                                                                              9,737,519         2.17%
Lodging
  Hilton Hotels                   Hotels and Resorts         1,518,247       14,613,127         3.26%
  Marriott International          Hotels and Resorts           271,000        8,553,438         1.90%
                                                                           ------------       ------
                                                                             23,166,565         5.16%
Media and Publishing
  CBS Corporation                 Broadcasting                 100,300        6,412,931         1.43%
  Knight Ridder, Inc.             Publishing                    35,000        2,082,500         0.46%
  Readers Digest Association,
    Inc.                          Publishing                   115,000        3,363,750         0.75%
* Univision Communications, Inc   Broadcasting                  61,600        6,294,750         1.40%
                                                                           ------------       ------
                                                                             18,153,931         4.04%
Technology
  Apple Computer                  Computer Hardware             47,000        4,830,719         1.07%
* Cisco Systems, Inc.             Computer Networks             81,250        8,701,367         1.94%
  Eaton Corporation               Instruments                   70,000        5,083,750         1.13%
* EMC Corp.                       Storage Devices               76,800        8,390,400         1.87%
* Fairchild Semiconductor, Inc.   Semiconductors               151,700        4,513,075         1.00%
  Hewlett Packard Company         Computer Hardware            148,100       16,874,143         3.76%
  International Business
    Machines                      Computer Hardware             80,000        8,640,000         1.92%
* Littelfuse, Inc.                Instruments                  145,000        3,520,781         0.78%
* LSI Logic Corp.                 Semiconductors                75,000        5,062,500         1.13%
* LTX Corp.                       Semiconductors               185,000        4,174,063         0.93%
  Manugistics Group, Inc.         Software                     142,000        4,610,563         1.03%
  Mentor Graphics                 Software                     232,000        3,037,750         0.68%
* Microsoft Corporation           Software                      51,400        5,999,344         1.33%
* Seagate Technology              Computer Hardware            115,000        5,354,687         1.19%
* Serena Software, Inc.           Software                      55,000        1,703,281         0.38%
* Sterling Software, Inc.         Software                     125,000        3,937,500         0.88%
  Texas Instruments               Semiconductors               160,300       15,529,063         3.46%
* UCAR International, Inc.        Electronic Instruments       600,000       10,687,500         2.38%
  Veeco Instruments, Inc.         Instruments                   75,000        3,508,594         0.78%
* Xircom, Inc.                    Peripherals                   80,000        6,000,000         1.33%
  Zoran Corp.                     Semiconductors                70,000        3,935,312         0.88%
                                                                           ------------       ------
                                                                            134,094,392        29.85%

The Masters' Select Funds                        Annual Report December 31, 1999

                                  INDUSTRY                  SHARES HELD    MARKET VALUE    PORTFOLIO %
                                  --------                  -----------    ------------    -----------
Telecommunications
* Globalstar L.P, Ltd.            Services                      34,000       $1,497,062         0.33%
* NTL Inc.                        Services                      64,800        8,075,700         1.80%
* Qwest Communications Intl, Inc. Services                     179,100        7,695,703         1.71%
  Vodafone Airtouch, Plc.         Services                     129,500        6,410,250         1.43%
                                                                           ------------       ------
                                                                             23,678,715         5.27%
Transportation
* FDX Corporation                 Express Mail and Freight     361,000       14,778,438         3.29%
* Seacor Smit, Inc.               Water Transport               74,000        3,829,500         0.85%
                                                                           ------------       ------
                                                                             18,607,938         4.14%

Total Common Stocks (cost $352,228,296)                                     422,298,304        94.00%
                                                                           ------------       ------

Repurchase Agreement (5.72%)                                    Par Value
-----------------------------------------------------------------------------------------------------
  State Street Bank & Trust Co. $25,711,000 @ 2.5%             $25,711,000   25,711,000         5.72%
   (agreement dated 12/31/99; to be repurchased at
   $25,716,356 on 1/3/2000; collateralized by $21,085,000
   in US Treasury Notes due 1/3/2000; value $25,618,275)
   (cost $25,711,000)
                                                                           ------------       ------
Total Investments (cost $377,939,296)                                       448,009,304        99.72%

Cash and Other Assets in Excess of Liabilities                                1,237,271         0.28%
                                                                           ------------       ------

Total Net Assets                                                           $449,246,575       100.00%
                                                                           ============       ======

* Non-income producing securities

                       See Notes to Financial Statements.

Masters' Select International Fund Review

 .........

Masters' Select International delivered huge performance in 1999. The fund soundly beat its benchmarks as all five managers outperformed by a wide margin. We are pleased to report that the Fund is also significantly ahead of all its international benchmarks and its peer group over its full life.

--------------------------------------------------------------------------------

COMPARISON CHART--PERFORMANCE THROUGH DECEMBER 31, 1999

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/1/97) to present (12/31/99) as compared with the MSCI EAFE Index.

                              Masters' Select
                            International Fund     MSCI EAFE Index
                            ------------------     ---------------
     12/31/97                    10,000                10,000
     01/31/98                     9,910                10,548
     02/28/98                    10,990                11,225
     03/31/98                    11,680                11,571
     04/30/98                    11,930                11,662
     05/31/98                    11,770                11,605
     06/30/98                    11,360                11,693
     07/31/98                    11,440                11,811
     08/31/98                     9,400                10,348
     09/30/98                     9,140                10,030
     10/31/98                     9,870                11,075
     11/30/98                    10,580                11,643
     12/31/98                    11,040                12,101
     01/31/99                    11,665                12,065
     02/28/99                    11,534                11,778
     03/31/99                    12,129                12,269
     04/30/99                    13,107                12,766
     05/30/99                    12,563                12,108
     06/30/99                    13,369                12,581
     07/31/99                    13,591                12,954
     08/31/99                    13,521                13,002
     09/30/99                    13,702                13,134
     10/31/99                    14,489                13,626
     11/30/99                    16,538                14,099
     12/31/99                    19,322                15,365

The hypothetical $10,000 investment assumes an investment at Fund inception and includes changes in share price and reinvestment of dividends and capital gains. The MSCI EAFE Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

--------------------------------------------------------------------------------

PERFORMANCE THROUGH DECEMBER 31, 1999

                                                          Since Inception
                                                  ------------------------------
                                                  Cumulative       Average
                                      1999          Total           Annual
                                     Return       Return (4)    Total Return (4)
                                     ------       ----------    ----------------
Masters' Select International         75.01%         93.21%         37.21%
Custom International Index (1)        29.49%         47.04%         20.33%
MSCI EAFE Index (2)                   26.96%         53.65%         22.90%
Lipper International Fund Index (3)   37.83%         56.49%         23.98%

1 The Custom International Index is composed of an 80% weighting in the MSCI EAFE Index, a 10% weighting in the MSCI Emerging Markets Free Index, and a 10% weighting in the MSCI EAFE Small Cap Index.

2 The MSCI EAFE Index is a broad-based index that measures the performance of common equities of selected companies in 21 developed countries in Europe, Australasia and the Far East.

3 The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international fund investment objective, as determined by Lipper Analytical Services.

4    Inception date of Masters' Select International Fund is 12/1/97

5 Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

Past performance does not guaranty future results. Share prices and returns fluctuate, and investors may have a gain or loss when they sell shares.

--------------------------------------------------------------------------------

The Masters' Select Funds                        Annual Report December 31, 1999

We'd like to continue savoring 1999 but life goes on and we must look forward. As we do so, we are compelled to say that investors shouldn't expect returns of a similar magnitude to come along often.

Still we remain optimistic about the future for foreign markets. We believe that significant positive change is happening in many parts of the world. In Europe the move to a single currency has been a catalyst for change by mandating more-responsible fiscal and monetary policy, opening up competition across borders and facilitating improved capital flows throughout Europe. This backdrop has contributed to the widely reported corporate restructuring boom (focusing on core businesses, improving profitability, and cutting certain costs) that was already under way in Europe. In addition, there has been record mergers and acquisition activity as companies seek to compete in a larger market, privatization of state-run industries, a rapidly developing corporate bond market and some improvement in the shareholder orientation of many corporate managements. There is also great potential for increased equity interest as European governments seek to promote an equity culture to develop deep capital markets that will support European companies in a competitive global economy. Currently, household equity exposure ranges from 5% to 25% of assets, far below U.S. levels. In addition the need to develop U.S.-style funded pension plans that are more equity oriented than they have been historically is widely recognized--though progress is slow. Although there is much positive change to be excited about, and we are optimistic, Europe is not a slam-dunk positive story. There is much room for improvement and much will probably happen. But political risks remain and in a number of areas U.S. companies continue to hold significant competitive advantages and benefit from a more profit-oriented culture. Moreover, European stocks have performed very well in recent years and though on a relative basis they appear more attractively valued than the S&P 500, they are not clearly a bargain. Your fund continues to have a material exposure to Europe, though the allocation has declined.

Japan remains a conundrum. It appears to be a market that has the potential for great upside but also significant risk. So, like Europe, Japan does not look like a sure thing. There are signs of corporate restructuring, though it is not yet widespread. Japanese companies are not shareholder-friendly, though there are reasons to believe that many now have no choice but to focus on growing profits,--something that may lead them to simulate shareholder-friendly behavior. This is the biggest reason for optimism. There is also the potential for Japanese investors to considerably increase their minimal stock holdings. The risks include high debt levels that could be a major problem if the economy doesn't experience a sustained recovery--not a sure thing. In addition, despite a market that is more than 50% lower than its bubble level of 10 years ago, the market is not clearly cheap. High earnings growth will be necessary for Japanese stocks to deliver sustained high returns.

Probably the best values are in some of the emerging markets and Asia ex-Japan, many of which remain below levels of several years ago. Our managers tell us that although there has been some improvement in management quality with respect to disclosure, capital allocation, and shareholder orientation in certain countries and companies, there continues to be significant room for improvement, and the risks, as always, remain highest in these generally smaller, less-liquid markets.

Though not a clear bargain, we are generally optimistic about the potential for reasonably good returns from foreign stocks going forward. Moreover, the pressure to restructure and become more profit oriented is going to continue to result in a number of exciting individual stock-picking opportunities. So, at a stock-picking level we believe that there is excellent potential. We believe that this plays to the strength of Masters' Select International with its primary emphasis on bottom-up stock picking.

As we move into a new decade your fund continues to have a material weighting to technology (29%) and the telecom (22%) sector. In terms of country weightings it looks a bit different than the average international fund with significant holdings in Canada (9.6%) and Israel (7.7%). Exposure to Japan has increased though it is still underweighted relative to the index.

Please see the introduction to this report for a detailed discussion and review of the Masters' Select concept and a detailed review of performance.

----------

Please note that with the replacement of Bee and Associates as a sub-advisor last September, after the death of Bruce Bee, the fund no longer has a dedicated small-cap manager. We are therefore dropping the Custom International Index because it included a 10% allocation to a small-cap benchmark. By dropping the Custom Index we are creating a tougher historical comparison during the fund's first 22 months, given that international small companies underperformed over that time span. We will no longer include the performance of the Custom Index after this report, and are considering adding a second index in the future that includes some emerging markets representaion.

The Masters' Select Funds                        Annual Report December 31, 1999

[PHOTO OF TED TYSON]

AN INTERVIEW WITH
TED TYSON

 .........

Ted Tyson manages
approximately 10% of the
Masters' Select International Fund.

WHAT FIRST ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

Basically starvation. I was a journalist for several years in San Francisco in the early 1980s and decided to go out on my own and sell articles on a freelance basis. I was slowly going bankrupt when I met a guy who was starting up a brokerage operation. Even though I didn't have a great familiarity with the stock market, I was more or less the entire research operation. So I pretty much got dropped in head first. From the first day, I couldn't believe how interesting the whole business of stock picking was--I just never looked back.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

The advantage of starting out on the brokerage side of the business was that it allowed me to talk to a wide variety of investment managers. I realized fairly quickly that I had a strong bias toward growth investing. It just seemed to me common sense that markets were fairly efficient pricing mechanisms and that the greatest opportunity was likely to be in those stocks that had achieved a sustainable advantage in their industry and whose growth rates were likely to surprise on the upside over time.

CAN YOU DESCRIBE THE KEY ELEMENTS OF YOUR STOCK-PICKING DISCIPLINE?

We survey on a daily basis the earnings of every company worldwide that has reported in the previous 24 hours, looking for companies where earnings growth is significantly higher than historic levels and, preferably, higher than anticipated by any analysts who follow the company. We then narrowly focus in on one and only one question: What is the catalyst for the higher level of growth and to what degree is it sustainable? It's a pure bottom-up process, company by company.

You've built a great long-term record at American Century and most recently with your own firm, Mastholm Asset Management.

WHAT FACTORS CONTRIBUTE THE MOST TO YOUR SUCCESS?

Money management attracts a lot of really smart, hardworking people--it's a difficult industry in which to be at the head of the class. Most of the people I've known who have been successful over time have the same characteristics in common: they find an investment philosophy they believe in and stick with it regardless of market conditions. And they realize that very few managers succeed based on inspiration as opposed to simple, relentless focus and application.

It's hard work, so you better love what you're doing. And I do. I genuinely can't imagine a more interesting job.

AS YOU RESEARCH COMPANIES, TYPICALLY, WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?

First, we use a quantitative screen to isolate companies showing higher than anticipated rates of growth. The advantage of a "quant" screen is that it forces you to look at areas of the market where earnings momentum is less obvious--often because it is just beginning to emerge. After that, it's a pure process of meeting the managements--every member of the team travels extensively--and using a wide variety of industry contacts to cross-reference and put into context what we're hearing from the companies themselves.

HOW DOES THE TEAM WORK TOGETHER?

Each member of the team has certain industry specialties and specific country or region responsibilities. We meet daily to discuss our individual research; and decision making, as far as possible, is based on group consensus.

ARE THERE MARKETS OR REGIONS WHERE YOU ARE PRESENTLY FINDING ABUNDANT OPPORTUNITIES AT A STOCK-PICKING LEVEL, OR ARE OPPORTUNITIES WELL DISPERSED? PLEASE ELABORATE.

Global growth in 1999 is likely to come in around 2.5% to 2.75%, accelerating to perhaps 4% or even higher in 2000. A lot of management I speak with throughout the world are more optimistic than they've been for some time, and growth opportunities are reasonably well dispersed. And, of course, to the extent that markets and to some degree general economic growth are being driven by a revolution in technology and communications, that is a worldwide phenomenon, not one restricted to any particular country.

HOW ATTRACTIVE ARE TODAY'S OPPORTUNITIES, AT A STOCK-PICKING LEVEL, COMPARED WITH OTHER TIMES IN YOUR CAREER?

Markets in the United States and Europe are clearly expensive by historic standards, but the rate of economic and technological change is so great that the outlook for individual companies and industries is the most fluid in my lifetime. That uncertainty in outlook makes stock picking--trying to pick the winners in a very volatile economic scene--more difficult that it's ever been, but potentially more lucrative. Never in my career has the market paid you so well for being right or punished you so severely for making errors. Japan, I believe, is in a multiyear bull market. Simple returns to historic corporate earnings levels would indicate a market two to three times higher than the current level.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO TODAY'S INVESTMENT CLIMATE?

I have the heretical belief that inflation is being severely underestimated as a potential problem for markets, especially in the United States. If anything keeps me up at night it's a change in inflation expectation that increases the risk premium on U.S. equities. I don't think any of us know what would follow a 30% to 40% decline in the United States, especially if the dollar went south at the same time.

HOW DOES RUNNING A VERY CONCENTRATED PORTFOLIO (THAT IS ALSO PART OF A BROADLY DIVERSIFIED FUND) DIFFER FROM A MORE BROADLY DIVERSIFIED PORTFOLIO?

Very little, in practice. Historically, our top 10 holdings represent 30% to 40% of our diversified portfolios, so we already practice a high degree of concentration. It does allow us to be less concerned with sector and country considerations and to focus purely on total return, knowing that we are not responsible for overall diversification that flows from the multimanager format.

The Masters' Select Funds                        Annual Report December 31, 1999

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

 ...........

Quilmes--David Herro

 ...........

Quilmes is the largest brewing company in the southern cone of South America. It has commanding market shares in Argentina, Uruguay, Paraguay and Bolivia. It is also involved in bottled water in these regions and has recently purchased the Argentinean Pepsi bottler, BAESA. Not only is this region expected to experience economic growth faster than the developed West over the next decade, but per-capita beer and soft drink consumption is low and advancing rapidly. This means excellent business opportunity for Quilmes.

Though its main markets are developing, Quilmes is a very developed company. It has an extremely experienced and competent management team and is partially owned by Heineken, which also provides technical support. The company's operational results have been stunning. It has an operating margin of close to 20%, has maintained or grown its high market shares, and has wisely deployed free cash. Though it operates in somewhat volatile markets, its results have been consistently strong, and, the company has grown mostly through its own internal resources.

In view of all of the positives, one would expect Quilmes to be richly priced. Instead, it sells at a P/E of 13.5 times and a price-to-cash flow ratio of well under 10. Given the high quality of the company, its low valuation and good growth prospects, we think Quilmes is an excellent long-term investment.

 ...........

Samsung Electronics--Dan Jaworski

 ...........

Samsung Electronics, headquartered in South Korea, is Korea's largest manufacturing company. Its product offerings include semiconductors, mobile phones, home electronics, and flat-panel displays for notebook PCs and desktop monitors. The company is the world's largest supplier of flat-panel displays, CDMA handsets, and color monitors and is the world's second-largest producer of semiconductor memory chips. Samsung has strong business momentum in all of its primary business segments and has been restructuring non-core segments to focus its resources where it has competitive advantages. The company has excess operating cash flow, which has recently been used to pay down a substantial portion of long-term debt. The company also recently sold some non-core businesses and liquidated money-losing subsidiaries.

In the past, Samsung's profits have been cyclical due to its high exposure to the semiconductor cycle. Due to this cyclicality, investors have discounted Samsung's valuation relative to other technology companies. However, as other business segments have grown, the portion of Samsung's earnings derived from semiconductors has declined from 90% in 1995 to less than 50% currently. Also, Samsung remains at the forefront of the technology curve by introducing next-generation semiconductor products earlier than its competitors. By doing this, the company is able to capture the profitability attached to premium pricing of new products while dispensing of lower-margin, mature products.

We believe that Samsung Electronics should trade at valuations more similar to other high-growth technology companies. Currently trading at under 13 times estimated calendar year 2000 earnings and under 7 times estimated year 2000 cash flow, a revaluation of the company to industry peer levels would generate significant gains for shareholders.

TELEFONICA DE ESPANA--HELEN YOUNG HAYES
 ...........

At Janus, we've found that polling a firm's customers, competitors and suppliers is a great way to cross-check what we know about a company. So when we began looking at Telefonica de Espana, Spain's premier telecommunications operator, we sent one of our analysts packing to uncover everything he could about the company.

We started with the basics. Our analyst developed detailed models of the company's earnings and cash flows, visited top executives and toured Telefonica facilities on two continents. But it was only after discussing Spain's wireless market with a builder of cellular antenna towers that he began to understand exactly how much potential the company had. The tower builder told him that the antenna-building business was accelerating rapidly and that Telefonica accounted for more than 50% of that growth. Another infrastructure supplier confirmed that sentiment, reporting that Telefonica was the most aggressive of Spain's three competing cellular providers in adding new capacity. Meanwhile, a client of the company's TEF Mobile subsidiary in Madrid gave glowing reviews of the company's service, describing it as "first class," and "the best service offering available" for corporate clients.

 But discussions with the company's customers and suppliers weren't enough. Our analyst actively sought out contacts within a competing company and was able to deduce that Telefonica's profit margins were expanding faster than those of its competitors. More importantly, he discovered that at least one of the company's two rivals was overwhelmed by growth and not at all interested in building market share--a golden opportunity for an aggressively expanding company like Telefonica. Everything he learned suggested that Telefonica was a good investment on the verge of becoming even better. We bought in, and the stock has been one of our best performers.

Jenoptik--Ted Tyson

 ...........

Jenoptik is a technology company located in Dresden in the former East Germany. It is one of the companies spun out of Zeiss, the main technology conglomerate during the Communist era. While that's not much of a potential advertisement per se, Jenoptik has been extremely aggressive about restructuring, having sold off over the prior three years almost 10 loss-making divisions.

The remaining divisions focus in three main areas. The first, clean systems technologies, builds and finances specialized rooms that eliminate all dust and other similar particles. They are sold to companies whose products, such as semiconductors, can be destroyed by the slightest contamination. The business has contracted globally to a relative handful of players, of which Jenoptik is the technological leader. Most new semiconductor capacity, especially in commodity areas, is coming on stream in Taiwan and South Korea, while Japan is increasingly shutting low-end semiconductor manufacturing facilities. As

The Masters' Select Funds                        Annual Report December 31, 1999
production shifts towards Asia (ex Japan), Jenoptik's main competitors, all of which are Japanese, should find themselves at a significant disadvantage.

Jenoptik also makes photonic etching systems for semiconductors, an area growing over 70% on an industry-wide basis, and has a large venture capital portfolio in such areas as laser eye surgery and advanced plasma systems used in a wide number of technologies.

Jenoptik will bring these companies to the stock market over the next several years.

With a three-year projected annual growth rate of well over 35% and a market value of less than 10 times net profits, Jenoptik seems set to achieve significant upside.

DBS Group Holdings--Mark Yockey

 ...........

DBS (Development Bank of Singapore) has a combined asset base of about $65 billion, which makes it significantly larger than any other non Hong Kong based Asian bank. And, with one of the largest capital bases of any bank in Asia, DBS is committed to proactively managing this capital, freeing it up from businesses where the returns are poor and putting it toward businesses with superior returns. Its acquisition of POSBank illustrates this commitment to leveraging its huge capital base. POSBank strengthens its already dominant consumer banking franchise by providing DBS with a new low-cost funding platform, an effective distribution and delivery network and a recognizable brand name. In an environment where deregulation is opening up opportunities across the region, DBS's acquisition strategy is likely to be a key element of its growth strategy over the next few years.

Led by a highly regarded management team, DBS is becoming a leaner, more focused organization placing greater emphasis on risk management, international banking and consumer banking. Moreover, the breadth and depth of its management should be a competitive advantage for DBS as it makes further acquisition inroads in Asia and penetrates its growing customer base.

Finally, at 2.8X price-to-book, we believe that the stock price does not adequately reflect DBS's current profitability or potential.

--------------------------------------------------------------------------------

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views expressed herein are those of the portfolio managers at the time commentaries are made and may not be reflective of current opinions.

MASTERS' SELECT INTERNATIONAL FUND PORTFOLIO SUMMARY

PORTFOLIO COMPOSITION BY REGION
(12/31/99)

Cash and Other Investments          6.8%
Europe                             49.2%
Japan                              11.0%
Middle East                         7.6%
Canada                              9.6%
Latin America                       4.7%
Asia (exJapan)                      9.7%
Australia/New Zealand               1.4%

PORTFOLIO COMPOSITION BY ASSET CLASS
(12/31/99)

Cash and Other Investments          6.8%
Emerging Markets                   14.1%(1)
Developed Country Small-Caps       13.6 (1)
Developed Country Large-Caps       65.5 (2)


(1) Market capitalization < $800 million
(2) Market capitalization > $800 million

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1999

                                  SECTOR/INDUSTRY           SHARES HELD    MARKET VALUE    PORTFOLIO %
                                  ---------------           -----------    ------------    -----------
COMMON STOCKS (93.23%)
Argentina
 Quilmes Industrial Quinsa
   Sponsored ADR                  Consumer Products             272,400    $  3,251,775       1.48%

Brazil
 Uniao De Bancos Brasileiros
   S.A. GDR                       Finance                       127,500       3,840,938       1.75%

Canada
* AT & T Canada, Inc. ADR
  Class B                         Telecommunications            163,000       6,550,563       2.98%
  BCE Inc.                        Telecommunications             40,000       3,607,500       1.64%
* Clearnet Communications         Telecommunications             90,000       3,099,375       1.41%
  Nortel Networks                 Technology                     33,000       3,333,000       1.52%
  Quebecor Printing               Business Services              43,000         960,686       0.44%
* Rogers Communications, Inc.     Telecommunications            113,177       2,801,131       1.28%
  Royal Group Technologies Ltd.   Basic Industries               33,600         715,760       0.33%
                                                                             ----------       -----
                                                                             21,068,015       9.60%
Finland
* Metso OYJ                       Capital Goods                 254,500       3,307,179       1.51%
  Nokia Corp AB OY                Technology                     36,000       6,527,626       2.98%
  Nokia Corp Sponsored ADR        Technology                     48,650       9,243,500       4.21%
                                                                             ----------       -----
                                                                             19,078,305       8.70%
France
  AXA UAP                         Finance                        15,000       2,091,258       0.95%
  Bouygues                        Telecommunications              2,000       1,271,276       0.58%
  Cap Gemini S.A.                 Business Services              16,553       4,202,014       1.92%
  Chargeurs                       Consumer Products              47,400       2,669,134       1.22%
  Groupe Danone                   Consumer Services               9,400       2,215,766       1.01%
  ST Microelectronics             Technology                     55,600       8,419,925       3.84%
  Thomson Multimedia              Technology                     50,000       2,694,660       1.23%
  Total Fina                      Energy                          7,000         934,317       0.43%
                                                                             ----------      ------

                                                                             24,498,350      11.18%

*Non-income producing securities

The Masters' Select Funds                        Annual Report December 31, 1999

                                  SECTOR/INDUSTRY           SHARES HELD    MARKET VALUE    PORTFOLIO %
                                  ---------------           -----------    ------------    -----------
Germany
  Jenoptik AG                     Technology                     60,300      $1,014,411       0.46%
  Krones AG                       Capital Goods                  40,386       1,139,119       0.52%
  Mannesman AG                    Basic Industries/
                                  Telecommunications             58,272      14,058,716       6.41%
  Porsche AG Preferred            Transportation                    791       2,167,333       0.99%
                                                                             ----------       -----
                                                                             18,379,579       8.38%
Hong Kong
* China Telecom Ltd
  Sponsored ADR                   Telecommunications             61,300       7,880,881       3.59%
  JCG Holdings Limited            Finance                     4,593,000       2,584,984       1.18%
  Legend Holdings                 Technology                    244,000         604,232       0.28%
                                                                             ----------       -----
                                                                             11,070,097       5.05%

Israel
* Check Point Software
  Technologies, Ltd               Technology                     37,300       7,413,375       3.38%
* Comverse Technology             Technology                     50,250       7,272,117       3.31%
* Orbotech Ltd.                   Technology                     27,000       2,097,563       0.96%
                                                                             ----------       -----
                                                                             16,783,055       7.65%
Italy
* FILA Holdings SpA
  Sponsored ADR                   Consumer Products             356,000       3,916,000       1.78%

Japan
  Belluna Co. Ltd                 Consumer Services              33,000         852,697       0.39%
  CSK Corporation                 Technology                     10,000       1,624,743       0.74%
  DDI Corp                        Telecommunications                100       1,370,265       0.62%
  Kyocera Corporation             Technology                     15,500       4,020,260       1.83%
  Matsushita                      Consumer Products              10,000       2,642,654       1.21%
  Nippon Telephone & Telegraph    Telecommunications                166       2,843,300       1.30%
  NTT Mobile Communications       Telecommunications                203       7,808,457       3.56%
  Tokyo Broadcasting              Media & Publishing             87,000       2,946,266       1.34%
                                                                             ----------      ------
                                                                             24,108,642      10.99%

Korea
  Samsung Electronics             Consumer Products              17,000       3,982,387       1.82%

Netherlands
* Exact Holdings                 Technology                      23,000       1,225,642       0.56%
  ICT Automastering              Business Services               28,700       1,127,526       0.51%
  Koninklijke Philips
  Electronics NV                 Technology                       6,286         848,610       0.39%
  Philips Electronics NV         Technology                      16,876       2,295,004       1.05%
* United Globalcom Inc.
  Class B                        Telecommunications              53,760       3,790,080       1.73%
  VNU                            Media & Publishing              77,000       4,047,390       1.84%
                                                                             ----------       -----
                                                                             13,334,252       6.08%

New Zealand
  Fernz Corp                     Basic Industries             1,345,000       3,057,016       1.39%

Panama
  Banco Latinoamericano Class E  Finance                        133,100       3,127,850       1.43%

Singapore
  DBS Group Holdings             Finance                        234,560       3,844,784       1.75%
  Mandarin Oriental
  International Ltd              Hotels                       3,489,000       2,442,300       1.11%
                                                                              ---------       -----
                                                                              6,287,084       2.86%

*Non-income producing securities

                                  SECTOR/INDUSTRY           SHARES HELD    MARKET VALUE    PORTFOLIO %
                                  ---------------           -----------    ------------    -----------
Spain
  Telefonica S.A                 Telecommunications             190,695      $4,763,994       2.17%

Sweden
  Assa Abloy                     Basic Industries               182,666       2,565,353       1.17%

Switzerland
* Synthes Stratec Holding AG     Health Care                      4,350       1,991,553       0.91%

United Kingdom
  Capita Group Plc               Business Services              195,057       3,544,600       1.62%
  Cordiant Communications Group  Business Services              351,000       1,649,884       0.75%
  House of Fraser                Consumer Services            3,515,000       4,315,113       1.97%
  P & O                          Transportation                  54,000         895,813       0.41%
* Royal Doulton Plc              Consumer Products            2,643,000       5,123,086       2.33%
  Scottish & Newcastle           Consumer Services               94,000         652,905       0.30%
  Tomkins  Plc                   Business Services              984,971       3,213,868       1.46%
                                                                             ----------       -----
                                                                             19,395,269       8.84%

Total Common Stocks (cost $122,796,430)                                     204,499,514      93.23%

Short Term Investments (6.17%)

Repurchase Agreements                                        Par Value
---------------------                                        ---------

  State Street Bank & Trust Co. $11,344,000 @ 2.5%          $11,344,000     $11,344,000       5.17%
   (agreement dated 12/31/99; to be repurchased at
   $11,346,363 on 1/3/2000; collateralized by $9,530,000
   In US Treasury Notes due 1/3/2000; value $11,578,950)
   (cost $11,344,000)

Government Agency Obligations

  Federal Home Loan Bank Mortgage Discount Note               2,200,000       2,199,817       1.00%
   1.5%,  1/3/2000 (cost $2,199,817)

Total Short Term Investments (cost $13,543,817)                              13,543,817       6.17%

Total Investments (cost $136,340,247)                                       218,043,331      99.40%

Cash and Other Assets in Excess of Liabilities                                1,314,092       0.60%
                                                                           ------------     ------
Total Net Assets                                                           $219,357,423     100.00%
                                                                           ============     ======

*Non-income producing securities

                       See Notes to Financial Statements.

The Masters' Select Funds                        Annual Report December 31, 1999

Report of Independent Accountants

To the Board of Trustees and Shareholders of Masters' Select Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Masters' Select Equity Fund and Masters' Select International Fund, separate series of Masters' Select Funds Trust (the "Trust") as of December 31, 1999, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the periods prior to December 31, 1999, were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
January 28, 2000

Statements of Assets and Liabilities as of December 31, 1999

Assets                                         Equity Fund    International Fund
                                               -----------    ------------------
Investments in securities, at value
  (cost of $377,939,296 and $136,340,247)      $448,009,304     $218,043,331
Cash, including foreign currencies
  at value (cost of $92,813 and $172,840             92,813          172,803

Receivables:
  Fund shares sold                                  492,558        1,549,647
  Investment income                                 211,049           10,175
  Investment securities sold                      4,253,977               --
  Foreign taxes withheld                              8,644          128,326
  Unrealized gain on forward exchange contracts          --           74,808
  Deferred organizational costs                      41,127           22,156
  Prepaid expenses                                   17,254           13,503
                                               ------------     ------------
  Total assets                                  453,126,726      220,014,749

Liabilities

Payables:
  Fund shares redeemed                              165,611          114,171
  Investment securities purchased                 3,200,089          318,953
  Investment advisory fees                          397,319          155,681
  Other accrued expenses                            117,132           68,521
                                               ------------     ------------
  Total liabilities                               3,880,151          657,326

Net Assets                                     $449,246,575     $219,357,423
                                               ============     ============

Composition of Net Assets

  Paid-in capital                              $354,447,102     $137,322,331
  Undistributed net investment income                    --           53,757
  Undistributed net realized gains               24,729,906          211,700
  Net unrealized appreciation                    70,069,567       81,769,635
                                               ------------     ------------
Net Assets                                     $449,246,575     $219,357,423
                                               ============     ============


  Number of shares, $0.01 par value, issued
    and outstanding (unlimited shares
    authorized)                                  31,237,745       11,746,806
                                               ------------     ------------

Net Asset Value and Offering Price per Share         $14.38           $18.67
                                               ------------     ------------

                       See Notes to Financial Statements.

The Masters' Select Funds                        Annual Report December 31, 1999

Statements of Operations for the year ended December 31, 1999


Investment Income                              Equity Fund    International Fund
                                               -----------    ------------------
Income
  Dividend income
    (net of foreign taxes of $33,859 and
    $144,300)                                    $3,876,837       $1,302,308
  Interest income                                   880,610          346,004
                                                -----------      -----------
Total income                                      4,757,447        1,648,312

Expenses
  Advisory fees                                   4,594,816        1,399.695
  Transfer agent fees                               182,017           45,646
  Accounting fees                                    82,981           77,581
  Custodian fees                                     63,620          106,426
  Administration fees                               191,150           57,889
  Registration fees                                  49,901           30,428
  Shareholder reporting                              57,547           10,937
  Professional fees                                  45,395           25,267
  Trustees' fees                                     14,965           14,965
  Insurance                                          17,358            3,930
  Amortization of deferred organizational costs      21,316            7,552
  Miscellaneous                                      27,404           15,172
                                                -----------      -----------
Total expenses                                    5,348,470        1,795,488

Less
  Advisory fees waived                               83,807          151,859
  Expenses paid indirectly                           16,786           10,680
                                                -----------      -----------
Net expenses                                      5,247,877        1,632,949
                                                -----------      -----------
Net investment income (loss)                       (490,430)          15,363

Realized and Unrealized Gains (Losses
  Net realized gain (loss):
    Investments                                  91,751,133       10,529,523
    Foreign currency transactions                  (895,815)         345,156
                                                -----------      -----------
    Net realized gain                            90,855,318       10,874,679

  Net unrealized appreciation on:
    Investments                                   6,658,117       72,261,423
    Foreign currency transactions                   901,555          111,958

    Net unrealized appreciation                   7,559,672       72,373,381
                                                -----------      -----------
    Net realized and unrealized gains            98,414,990       83,248,060
                                                -----------      -----------
Net Increase in Net Assets Resulting
  from Operations                               $97,924,560      $83,263,423
                                                ===========      ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets Equity Fund

                                          For the year ended  For the year ended
                                           December 31, 1999   December 31, 1998
                                           -----------------   -----------------
Increase in Net Assets

Operations:
  Net investment income (loss)                    $(490,430)      $1,110,694
  Net realized gain (loss)                       90,855,318        7,401,690
  Net unrealized appreciation                     7,559,672       38,717,985
                                               ------------    -------------
Net increase in net assets from operations       97,924,560       47,230,369

Distributions to shareholders:
  From net investment income                       (453,126)        (716,884)
  From net realized gains                       (72,845,649)        (257,199)
                                               ------------    -------------
Total distributions                             (73,298,775)        (974,083)

Fund share transactions:
  Proceeds from shares sold                      73,906,691      152,586,067
  Net asset value of shares issued on
    reinvestment of distributions                71,775,849          963,287
  Cost of shares redeemed                      (126,519,637)     (91,223,564)
                                               ------------    -------------

Net increase from Fund share transactions        19,162,903       62,325,790
                                               ------------    -------------
Net Increase in Net Assets                       43,788,688      108,582,076

Net Assets

Beginning of year                               405,457,887      296,875,811
                                               ------------    -------------
End of year                                    $449,246,575    $ 405,457,887
                                               ============    =============

Change in Fund Shares

Shares sold                                       4,970,856       12,130,365
Shares issued on reinvestment of distributions    5,062,626           76,118
Shares redeemed                                  (8,668,083)      (7,397,559)
                                               ------------    -------------
Net Increase                                      1,365,399        4,808,924
                                               ============    =============

                       See Notes to Financial Statements.

The Masters' Select Funds                        Annual Report December 31, 1999

Statements of Changes in Net Assets--International Fund


                                          For the year ended  For the year ended
                                           December 31, 1999   December 31, 1998
                                           -----------------   -----------------
Increase in Net Assets

Operations:
  Net investment income (loss)                      $15,363         $763,812
  Net realized gain (loss)                       10,874,679       (6,214,611)
  Net unrealized appreciation                    72,373,381        9,823,019
                                               ------------      -----------
  Net increase in net assets from operations     83,263,423        4,372,220

Distributions to shareholders
  From net investment income                       (353,934         (769,458)
  From net realized gains                        (4,038,447)              --
                                               ------------      -----------
Total distributions                              (4,392,381)        (769,458)

Fund share transactions:

Proceeds from shares sold                       110,540,261       72,841,892
Net asset value of shares issued on
  reinvestment of distributions                   4,296,677          737,560
Cost of shares redeemed                         (69,570,835)     (27,896,100)
                                               ------------      -----------
Net increase from Fund share transactions        45,266,103       45,683,352
                                               ------------      -----------
Net Increase in Net Assets                      124,137,145       49,286,114

Net Assets

Beginning of year                                95,220,278       45,934,164
                                               ------------      -----------
End of year                                    $219,357,423      $95,220,278

Change in Fund Shares

Shares sold                                       7,886,341        6,729,487
Shares issued on reinvestment of distributions      274,383           68,609
Shares redeemed                                  (5,108,427       (2,751,817)
                                               ------------      -----------
Net Increase                                      3,052,297        4,046,279
                                               ============      ===========

                       See Notes to Financial Statements.

Financial Highlights--For a share outstanding throughout the period

                                              Equity Fund                          International Fund
                                  -------------------------------------  ---------------------------------------
                                  Year ended   Year ended  Year ended**  Year ended  Year ended  Period ended***
                                   12/31/99     12/31/98    12/31/97      12/31/99    12/31/98     12/31/97
                                  ----------   ----------  ------------  ----------  ----------  ---------------
Net asset value,
  beginning of period              $  13.57    $  11.84    $   10.00      $ 10.95      $  9.88     $ 10.00
                                   --------    --------     --------      -------      -------     -------
Income from investment
  operations
Net investment income (loss)          (0.01)       0.03         0.03         0.00#        0.08        0.00

Net realized and unrealized
  gain (loss)                          3.52        1.73         2.90         8.13         1.08       (0.12)
                                   --------    --------     --------      -------      -------     -------
Total from investment operations       3.51        1.76         2.93         8.13         1.16       (0.12)
                                   --------    --------     --------      -------      -------     -------
Less distributions
  From net investment income          (0.02)      (0.02)       (0.03)       (0.03)       (0.09)      (0.00)

  From net realized gains             (2.68)      (0.01)       (1.06)       (0.38)       (0.00)      (0.00)
                                   --------    --------     --------      -------      -------     -------
Total distributions                   (2.70)      (0.03)       (1.09)       (0.41)       (0.09)      (0.00)
                                   --------    --------     --------      -------      -------     -------
Net asset value, end of period     $  14.38    $  13.57    $   11.84      $ 18.67      $ 10.95     $  9.88
                                   --------    --------     --------      -------      -------     -------


Total return                          26.45%      14.90%       29.11%       75.01%       11.74%      (1.20%)

Net assets at end of period
 (in 000's)                        $449,247    $405,458     $296,876      $219,35      $95,222     $45,934
                                   --------    --------     --------      -------      -------     -------

Ratio of expenses to average
  net assets, before custody
  fee credits                          1.26%+      1.38%+       1.47%+       1.29%++      1.55%++     1.83%*++
                                   --------    --------     --------      -------      -------     -------
Ratio of net investment income
  (loss) to average net assets        (0.12%)      0.30%        0.12%        0.01%        0.87%       0.42%*
                                   --------    --------     --------      -------      -------     -------


Portfolio turnover rate              116.42%     135.41%      145.11%      100.00%       73.59%       0.00%
                                   --------    --------     --------      -------      -------     -------

----------
*    Annualized

**   Operations commenced December 31, 1996.

***  Operations commenced December 1, 1997.

#    Amount represents less than $.01 per share.

+ Ratio of espenses to average net assets before management fee waiver and custody credits for December 31, 1999, 1998, and 1997, respectively, were 1.28%, 1.38%, and 1.47%

++ Ratio of espenses to average net assets before management fee waiver and custody credits for December 31, 1999, 1998, and 1997, respectively, were 1.41%, 1.63%, and 1.83%

                       See Notes to Financial Statements.

The Masters' Select Funds                        Annual Report December 31, 1999

Notes to Financial Statements

1. Organization

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of two separate series: the Masters' Select Equity Fund and the Masters' Select International Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation--Securities that trade on an exchange or Nasdaq are valued at their last sale price. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

Foreign Currency Translation--The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts--The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

Federal Income Taxes--The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses on securities sold are determined under the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

Repurchase Agreements--It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs--Organization costs are amortized on a straight-line basis over a period of sixty months commencing with the inception of each Fund's operations.

Distributions--Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Other--Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees. For the year ended December 31, 1999, these credits totaled $16,786 and $10,680 for Masters' Select Equity Fund and Masters' Select International Fund, respectively.

Reclassification of Capital Accounts--The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. For the year ended December 31, 1999, the Masters' Select Equity Fund decreased undistributed net realized gains and increased undistributed net investment income by $511,378 for the net investment loss which for tax purposes will be used to offset net short term capital gain, and for foreign currency gains which are taxed as ordinary income. For the year ended December 31, 1999, the Masters' Select International Fund increased undistributed net investment income and decreased undistributed net realized gains by $392,328 as result of foreign currency gains which are taxed as ordinary income.

3. Management Fees and Transactions with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of each Fund. For the year ended December 31, 1999, the Advisor contractually agreed to waive 0.02% from its fee applicable to the Masters' Select Equity Fund and 0.10% from its fee applicable to the Masters' Select International Fund. Additionally, effective September 24, 1999, the Advisor voluntarily waived an additional 0.055% from its fee applicable to the Masters' Select International Fund. The Advisor has contractually agreed to continue the 0.02% and the 0.155% waiver through December 31, 2000 for the Masters' Select Equity Fund and the Masters' Select International Fund, respectively. While under certain circumstances the Advisor has the right to seek recoupment of expenses they have reimbursed to the Fund, the Advisor has agreed not to seek recoupment of the expenses waived for the Funds.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

Affiliated entities of the Trust received net commissions on sales of the Funds' securities for the year ended December 31, 1999 of $87,620 and $6,594 for the Masters' Select Equity Fund and Masters' Select International Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $10,000 per year.

4. Purchases and Sales of Securities

The cost of securities purchased and the proceeds from securities sold, excluding short-term investments, for the year ended December 31, 1999 were as follows


                                      EQUITY      INTERNATIONAL
                                       FUND           FUND
                                       ----           ----
Purchased                          $462,700,374   $150,189,253
Sales                               532,584,258    121,779,766

At December 31, 1999, the aggregate unrealized appreciation and depreciation of securities based on their cost for federal income tax purposes was as follows:

                                      EQUITY      INTERNATIONAL
                                       FUND           FUND
                                       ----           ----
Total Tax Cost                     $378,946,635   $137,150,392

Gross Unrealized Appreciation        98,669,744     84,181,553

Gross Unrealized Depreaciation      (29,607,075)    (3,288,614)

Net Unrealized Appreciation          69,062,669     80,892,939


The Masters' Select Funds                        Annual Report December 31, 1999

5. Off-Balance-Sheet Risk

The Funds are parties to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 1999, the Funds had the following forward contracts outstanding:
6. Line of Credit

The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. At December 31, 1999, the Trust has no outstanding borrowings. As compensation for holding available the lending commitment, the Trust pays a 0.08% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. For the year ended December 31, 1999, the commitment fees were $9,516 and $2,486 for the Masters' Select Equity Fund and the Masters' Select International Fund, respectively.

Masters' Select International Fund

                                        In Exchange for   Settlement  Unrealized
                                                             date        gain
                                        ---------------   ----------  ----------
Contracts to Buy

  113,501 Euros                           U.S.$114,182     01/03/00       $178
  34,989 Euros                                  35,182     01/04/00         75
                                                                          ----
                                                                           253

Contracts to Sell

  1,811,102 British Pound Sterling      U.S.$3,000,000     04/10/00     74,555

Net unrealized gain on
  forward contracts                                                    $74,808

Change in Independent Accountants

On August 27, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Masters' Select Equity Fund and Masters' Select International Fund, (hearafter referred to as the Funds) pursuant to an agreement by PricewaterhouseCoopers LLP (PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Funds at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Funds during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On September 9, 1999, the Funds, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditor.

The Masters' Select Funds                        Annual Report December 31, 1999